Retirement Annuity Mutual Funds - Symphony

Annual Report 1995

This report contains information on six investment options, three of which are available under your annuity contract. Please refer to your Symphony Annuity Prospectus for information regarding the investment options available to you.

Managed by IDS Life Insurance Company
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PAGE 2
Contents

The purpose of this annual report is to tell investors how the Funds performed.

1995 annual report

Capital Resource Fund

From the portfolio manager                          5
Ten largest holdings                                6
Long-term performance                               7

International Equity Fund

From the portfolio manager                          8
Ten largest holdings                                9
Long-term performance                              10

Aggressive Growth Fund

From the portfolio manager                         11
Ten largest holdings                               12
Long-term performance                              13

Special Income Fund

From the portfolio managers                        14
Ten largest holdings                               15
Long-term performance                              16

Moneyshare Fund

From the portfolio manager                         17

Managed Fund

From the portfolio manager                         18
Ten largest holdings                               19
Long-term performance                              20

All Funds

Independent auditors' report                       21
Financial statements                               22
Notes to financial statements                      29
Investments in securities                          42
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PAGE 3
Capital Resource Fund

(Photo of) Curt Weaver, Portfolio manager

From the portfolio manager

A highly selective investment approach paid off well for Capital Resource Fund during the past fiscal year -- September 1994 through August 1995. The result was a 17% total return for contract-owners. (This figure does not reflect expenses that apply to the variable accounts or subaccounts or to the annuity contract.)

After struggling for most of 1994, the stock market began 1995 on a positive note that it sustained almost throughout the next eight months. The driving forces in the advance included strong corporate profits, moderate economic growth, low inflation and declining long-term interest rates -- a sure-fire formula for rising stock prices.

Growth stocks -- the core of this portfolio -- found the environment especially favorable, and mounted their best march in recent years. As has been the case for the past couple of years, the key to our recent success was buying stocks of fundamentally sound, growing companies whose prices had fallen to attractively low levels. In many cases, these were companies that were undergoing restructuring or being acquired -- part of what we call the "corporate consolidation" of America.

The Fund's holdings spanned a wide range of business sectors, including pharmaceuticals, health-care services, financial services, technology and medical devices. In addition, we maintained a mix of both large and small-company stocks. This broadly diversified approach also provided some cushion for the Fund during periods when a particular stock group lost ground.
Also of benefit to the Fund was our decision to maintain a small cash reserve, as we preferred to keep nearly all assets invested in stocks.

Given the market's strong performance this year, it has become increasingly difficult to find investments that aren't over-priced. Nevertheless, we plan to hold to our disciplined approach as we try to build on our recent progress.

Curt Weaver

PAGE 4

Your Fund's ten largest holdings
Capital Resource Fund

(Pie chart) The ten holdings listed here make up 20.88% of the Fund's net assets

                                                      Percent                Value
                                        (of Fund's net assets)(as of Aug. 31, 1995)
RJR Nabisco                                              3.11%        $119,700,000
A major factor in the tobacco and food markets,
coming in first or second in most of the competing
categories.

Tele-Communications Cl A                                 2.51           96,662,500
The largest cable system operator, with over 10
million subscribers in the United States.
Approximately 70% of its business is regulated.

UNUM                                                     2.50           96,000,000
Through various subsidiaries, a provider of a
broad range of disability, health, life insurance
and group pension products.

Reader's Digest Cl A                                     2.41           92,500,000
Publisher and direct mail marketer of magazines,
books, recorded music and other products worldwide.

Apple Computer                                           2.24           86,000,000
A leading manufacturer of personal computers and
related software and peripherals.

Novell                                                   1.83           70,200,000
A solid leader in local area network (LAN)
software. The company's NetWare family of products
is a leader in the information sharing among work
groups and enterprises.

Cardinal Health                                          1.63           62,744,800
A wholesale distributor of pharmaceutical, surgical
and hospital supplies and health and beauty aids.

Wal-Mart Stores                                          1.60           61,562,500
The world's largest retailer that operates a chain
of discount department stores under the names Wal-
Mart, Sam's Club and Bud's Warehouse Outlets located
in 45 states and Puerto Rico.

Northern Trust                                           1.58           60,750,000
Investment processing services for financial
institutions and corporate and government clinics.

Block (H&R)                                              1.47           56,550,000
This company operates or franchises North America's
largest individual tax service. It also owns
CompuServe, a computer service company that provides
communication and information services, including
electronic  mail, database access, software, etc.

Excludes short-term securities.

PAGE 5
Your Fund's long-term performance

Capital Resource Fund

How your $10,000 has grown in Capital Resource Fund

Average annual total return
(as of Aug. 31, 1995)

1 year    5 years    10 years
+17.2%    +16.0%     +14.2%

                                              Capital Resource Fund
                                                            $37,845

                                                   S&P 500



$10,000


'85   '86   '87   '88   '89    '90   '91    '92    '93    '94   '95

On the chart above you can see how the Fund's total return compared to a widely cited performance index, Standard & Poor's 500 Stock
Index (S&P 500).

The S&P 500, an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the variable accounts or the annuity contracts.
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PAGE 6
To our contract owners

International Equity Fund

(Photo of) Paul Hopkins, Portfolio manager

From the portfolio manager

Many foreign markets rebounded during the spring and summer, allowing International Equity Fund to make up most of the ground lost earlier in the fiscal year. Ultimately, for the September 1994 through August 1995 period, the Fund experienced a decline in total return of 1.8%. (This figure does not reflect expenses that apply to the variable accounts or subaccounts or to the annuity contract.)

The period got off to a poor start, as fears of rising interest rates in Southeast Asia and a currency devaluation in Mexico drove down stock prices in those countries and created a ripple effect that soon spread to other smaller foreign markets. The Japanese market, on other hand, held up relatively well during that time, only to slump early in 1995 under the impact of the Kobe earthquake.

By spring, though, conditions throughout much of the world were markedly improved. The driving force was falling interest rates in many countries. As is usually the case, stock prices in many countries responded positively to that trend.

As for the current fiscal year, many foreign markets still appear attractively priced. In Japan, we anticipate that government action on interest rates, fiscal spending and bad real estate debts will accelerate earnings growth and push the market higher. In Southeast Asia, strong growth and modest market valuations make for a favorable outlook. In Europe, the markets have performed well and may need time to digest the gains. Still, even there, the prospect of lower interest rates should be positive for stocks in the months ahead.

Overall, we are optimistic about the potential for international stocks and expect the markets to post additional gains.

Paul Hopkins

PAGE 7

Your fund's ten largest holdings
International Equity Fund

Pie chart) The ten holdings listed here make up 15.02% of the Fund's net assets

                                                      Percent                Value
                                        (of Fund's net assets)(as of Aug. 31, 1995)
Siebe (United Kingdom)                                   1.81%          26,112,130
A United Kingdom engineering company with
significant U.S. presence via Foxboro in
control devices and process systems.

National  Westminster (United Kingdom)                   1.65           23,853,058
This company and its subsidiaries form the
NatWest Group, which provides  an extensive
range of banking and financial services through
offices and branches in the United Kingdom and
overseas.

Telefonica (Spain)                                       1.57           22,635,809
Spain's monopoly operator of basic telephone and
telex services.

Rank Organisation (United Kingdom)                       1.53           22,071,900
A major leisure-time company with interests in
film, television, travel and lodging.

Credit Commercial de France (France)                     1.46           21,068,470
The parent company of a banking group primarily
engaged in retail banking, investment banking,
asset management and international private banking.

TDK (Japan)                                              1.43           20,579,600
This company and its subsidiaries are engaged in
the manufacturing of components for use in
electronic equipment and machineries.

Sandoz (Switzerland)                                     1.43           20,554,799
A manufacturer and seller of pharmaceuticals,
chemicals, seeds and agro-chemicals.

British Airways (United Kingdom)                         1.40           20,163,550
One of the largest worldwide carriers. Operations
encompass the entire United Kingdom, a substantial
share of North Atlantic traffic, as well as routes
to Europe and the Far East.

Lyonnaise des Eaux Dumez (France)                        1.38           19,892,700
A leading water utility that has diversified into
communications and contruction.

Rohm (Japan)                                             1.36           19,675,282
A producer of integrated circuits (ICs) and other
electronic components.

Excludes short-term securities.

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PAGE 8
Your Fund's long-term performance

International Equity Fund

How your $10,000 has grown in International Equity Fund

Average annual total return                           International
(as of Aug. 31, 1995)                                   Equity Fund
                                                            $13,616
                 Since
     1 year      1/13/92
     -1.8%       +8.9%


                                     Morgan Stanley Capital
                                  International World Index


$10,000






1/13/92           '92            '93            '94             '95

On the chart above you can see how the Fund's total return compared to a widely cited performance index, the Morgan Stanley Capital
International World Index (World Index).

The World Index, compiled from a composite of securities listed on the markets of North America, Europe, Australasia and the Far East is widely recognized by investors as the measurement index for portfolios that invest in the major markets of the world.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the variable accounts or the annuity contracts.
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PAGE 9
To our contract owners

Aggressive Growth Fund

(Photo of) Martin G. Hurwitz, Portfolio manager

From the portfolio manager

Sharp stock selection and a powerful market rally combined to produce a total return of 26.8% for Aggressive Growth Fund during the past fiscal year (September 1994 through August 1995). (This figure does not reflect expenses that apply to the variable accounts or subaccounts or to the annuity contract.)

The first several months of the period were dominated by volatility in the stock market, as a tug of war developed between the positive forces of low inflation and generally good corporate profits and the negative influence of higher interest rates.

By early spring, the market's main questions had been answered to its satisfaction: the economy was cooling down but appeared unlikely to slip into recession; corporate profits were encouragingly strong; inflation was staying at an unthreatening level and long-term interest rates had not only stabilized but were heading down. With those positive factors in place, the market mounted a sustained advance that continued through much of the summer.

To the particular benefit of this Fund, growth stocks responded especially well in that environment. More specifically, stocks of technology companies, which comprised the largest portion of the portfolio, were often at the forefront of the rally.

Complementing our emphasis on technology was our decision to gradually reduce the level of cash reserves in the portfolio -- from more than 30% of assets to about 10%. We put that money to work in stocks, which ultimately provided a much greater overall return than cash-equivalent investments.

Concurrent with a change in managers last January, we also reduced the number of holdings in the portfolio. Although the emphasis has remained on stocks of small and mid-size growth companies, stock-selection criteria are now somewhat different. The top consideration is outstanding company management, followed by strong earnings and revenue growth and a good risk-reward ratio regarding stock price.

Looking to the new fiscal year that began this fall, we're encouraged by the continuation of what we believe is a favorable formula for stocks -- a modestly growing economy, an ongoing low rate of inflation and stable-to-declining interest rates. While we may well see some volatility along the way, we expect to be rewarded over the longer-term.

Martin G. Hurwitz

PAGE 10

Your Fund's ten largest holdings
Aggressive Growth Fund

(Pie chart) The ten holdings listed here make up 14.80% of the Fund's net assets

                                                      Percent                Value
                                        (of Fund's net assets)(as of Aug. 31, 1995)

Cisco Systems                                            2.25%         $31,828,125
The leading designer and builder of devices
that link personal computers in powerful
networks.  Cisco is a leader in the fast-growing
business network market.

HBO & Company                                            2.07           29,260,000
A health-care information service company that
provides a variety of computer-based information
systems and services to hospitals and their
affiliates.

IDEXX Laboratories                                       2.04           28,793,750
Developer, manufacturer and distributor of
biotechnology-based detection systems.  The
company's products are currently used for animal
health, food quality assurance and biomedical
research applications.

Nokia Preferred                                          1.72           24,281,250
The parent company of a group engaged in the
production, sale and export of electronics and
electrotechnical products, including
telecommunication equipment, mobile phones
networks, and home and industrial electronic
products.

Oracle                                                   1.28           18,056,250
One of the largest independent vendors of
database-management software offering a
variety of new products, enhancements and
applications software.

Micron Technology                                        1.20           16,912,500
Designer, manufacturer and marketer of
semiconductor memory components primarily
used in various computer applications.

CUC Intl                                                 1.11           15,697,500
The leading provider of membership-based
services serving over 30 million members.
The company works in partnership with leading
banks to offer members the opportunity to
purchase goods and services at considerable
savings.

Parametric Technology                                    1.10           15,470,000
A producer of software products for the
automation of complex engineering tasks that
are essential to the development of virtually
all manufactured products.

Paychex                                                  1.05           14,760,000
Provider of computerized payroll accounting
services to more than 172,000 small- to
medium-sized businesses nationwide.

Integrated Device Technology                              .98           13,830,000
Designer and manufacturer of high-performance
integrated circuits using CMOS and BiCMOS
process technology.

Excludes short-term securities.

PAGE 11
Your Fund's long-term performance

Aggressive Growth Fund

How your $10,000 has grown in Aggressive Growth Fund

Average annual total return
(as of Aug. 31, 1995)

                 Since
     1 year      1/13/92
     +26.8%      +11.0%

                                                         Aggressive
                                                        Growth Fund
                                                            $14,610


                                                      S&P 500



$10,000




1/13/92          '92            '93             '94             '95

On the chart above you can see how the Fund's total return compared to a widely cited performance index, the Standard & Poor's 500
Stock Index (S&P 500).

The S&P 500, an unmanaged list of larger stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which Aggressive
Growth Fund invests.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the variable accounts or the annuity contracts.

PAGE 12
To our contract owners

Special Income Fund

(Photo of) Steven C. Merrell, Portfolio manager

From the portfolio manager

A much-improved bond market during 1995 set the stage for a strong performance by Special Income Fund during the past fiscal year -- September 1994 through August 1995. For the 12 months, the total return was 13.75%. (This figure does not reflect expenses that apply to the variable accounts or subaccounts or to the annuity contract.)

As is always the case for bond portfolios, the leading factor in the Fund's performance during the period was the interest-rate trend. In early 1994, the Federal Reserve began raising interest rates to temper economic growth and thereby head off a potential spike in the inflation rate. Along the way, bond prices experienced a steep decline -- an automatic result of higher interest rates. (Conversely, falling interest rates boost bond prices.)

The lingering effect of higher rates was still troubling the bond market when the Fund's fiscal year began, and the Fund lost ground during the opening months. The turnaround came in December 1994. With inflation fears abating somewhat, long-term interest rates leveled off, allowing bonds to make modest progress. The forward momentum soon turned into a powerful rally that continued largely unabated through the end of the fiscal year in August.

Naturally, the Fund's performance benefited from the favorable interest-rate trend. But some strategies we employed provided an extra boost. Foremost was our decision to increase the average maturity of the securities in the portfolio during the past spring and summer. That enhanced the gain resulting from the rate decline. In addition, early in 1995, we added to the Fund's holdings of government and corporate bonds in emerging markets, mainly in Latin America. These issues generated excellent gains for us in the ensuing months.

As we embark upon a new fiscal year, we believe the positive environment we've recently enjoyed remains in place. Economic growth continues at a modest pace. Inflation has yet to reach a threatening level. And interest rates, over the next several months, appear likely to move somewhat lower. We are maintaining a relatively aggressive portfolio structure and, if our outlook proves to be correct, bonds should respond in a positive way.

Steven C. Merrell

PAGE 13

Your Fund's ten largest holdings
Special Income Fund

(Pie chart) the ten holdings listed here make up 10.42% of the Fund's net assets

                                                  Percent                Value
                                    (of Fund's net assets)(as of Aug. 31, 1995)
Gov't of Poland                                      1.37%      $23,251,250
3.25% Stepup Nts 2014

Hydro Quebec                                         1.27        21,634,600
8.50% 2029

Mexican Cetes                                        1.24        21,081,199
Zero Coupon 1996

Republic of Argentina                                1.23        20,987,313
7.31% 2005

GMAC                                                 1.21        20,614,400
7.85% 1997

Republic of Brazil                                   1.02        17,447,020
4.00% 2014

United Kingdom Treasury                               .87        14,740,010
8.00% 2003

Gov't of Canada                                       .84        14,229,289
7.82% 2001

Republic of Argentina                                 .69        11,796,875
4.25% 2023

Atlantic Richfield                                    .68        11,652,300
8.75% 2032

Excludes short-term securities and U.S. Treasury and government agency holdings.

PAGE 14
Your Fund's long-term performance

Special Income Fund

How your $10,000 has grown in Special Income Fund

Average annual total return                     Special Income Fund
(as of Aug. 31, 1995)                                       $26,751

1 year    5 years    10 years
+13.8%    +11.5%     +10.3%



      Lehman Aggregate
            Bond Index

$10,000




'85   '86   '87   '88   '89    '90   '91    '92    '93    '94   '95

On the chart above you can see how the Fund's total return compared to a widely cited performance index, the Lehman Aggregate Bond
Index.

The Lehman Aggregate Bond Index is made up of a representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in Special Income Fund.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the variable accounts or the annuity contracts.

PAGE 15
To our contract owners

Moneyshare Fund

(Photo of) Terry Fettig, Portfolio manager

From the portfolio manager

Ongoing economic growth fostered increases in short-term interest rates during most of the Fund's fiscal year (September 1994 through August 1995). Consistent with that trend, the Fund's yield also increased. For the seven-day period ended August 31, 1995, the Fund's compound annualized yield was 5.19%, and the simple annualized yield was 5.06%. The Fund maintained a stable $1 per share price throughout the 12-month period. (Although the fund seeks to maintain $1 per share price, there is no assurance that it will be able to do so. Also, an investment in the Fund is neither insured nor guaranteed by the U.S. government.)

An extended rise in short-term interest rates began in February 1994, when the Federal Reserve Board started raising rates to slow down the economy and, therefore, prevent a rapid increase in the inflation rate. The trend continued until last spring. (The Fed adjusts short-term rates based on the condition of the economy and the inflation outlook. When the economy is weak and inflation is low, the Fed usually lowers rates to stimulate the economy. When the economy is growing rapidly, the Fed usually pushes up short-term rates to moderate economic growth and keep inflation in check.)

The Fed's efforts led to higher interest on the securities in which the Fund invests and, ultimately, to a higher fund yield. The higher-rate trend leveled off last spring, then reversed in July, when the Fed lowered short-term rates slightly in the face of weaker economic data and unthreatening inflation reports.

As we enter a new fiscal year, we expect the economy will continue to expand at a modest pace in the months ahead while inflation remains largely in check. In such a scenario, we think it's probable that the Fed will either take a hands-off approach regarding short-term rates or nudge them down a bit more. Given that outlook, we have begun to gradually increase the average maturity of the securities in the portfolio and expect to continue that process as the year progresses.

Terry Fettig

PAGE 16
To our contract owners

Managed Fund

(Photo of) Michael P. Ducar, Portfolio manager
(Photo of) Deborah L. Pederson, Portfolio manager

From the portfolio managers

Rebounds in the stock and bond markets led to improving performance by Managed Fund during the last several months of the fiscal year (September 1994 through August 1995). For the period as a whole, the total return was nearly 12%. (This figure does not reflect expenses that apply to the variable accounts or subaccounts or to the annuity contract.)

Because of the detrimental effect of the higher-interest-rate trend that dominated almost all of 1994, both stocks and bonds remained in retreat when the period began in the fall of last year. (Higher interest rates automatically depress bond prices, and that condition usually spreads to stocks.)

The turning point for the markets and the Fund came in December, when long-term interest rates stabilized and, at times, even moved lower. That immediately helped bonds get back on their feet and began to rouse the slumping stock market. The positive momentum reached full swing by late winter and continued through the close of fiscal year.

In October 1994, we made an asset allocation change, shifting more money into stocks -- a move based on our belief that stocks would outperform bonds. While this assessment proved to be correct, we did not anticipate the remarkable rally that stocks would stage. Ultimately, a severe downturn in our Mexican stocks and the relatively conservative domestic investment approach we took, which included a somewhat higher-than-normal cash position, resulted in the stock portion of the portfolio lagging the popular market averages until the last three months of the fiscal year.

As always, we maintained a broad mix of stocks during the period. Overall, our substantial exposure to stocks in the electronics, financial services, aerospace, computer and telecommunications industries proved to be highly productive. On the other hand, our holdings in energy, health-care services, foreign and REIT (real estate investment trusts) were relatively poor performers.

On the bond side of the portfolio, we maintained a well-diversified group of holdings, including U.S. Treasury, varying grades of corporate bonds and mortgage-backed securities. Particularly beneficial to our bond performance was our decision to lengthen the duration of the portfolio -- a strategy that makes the portfolio more sensitive to interest-rate changes. In this case, when long-term rates came down, the portfolio enjoyed a performance boost.

Looking to the current fiscal year, we are maintaining our emphasis on stocks of high-quality companies, complemented by our bond holdings. As we have for some time, we continue to focus on companies that: have a strong presence in foreign markets; are restructuring; should benefit from telecommunications advances and serve price-conscious consumers. All in all, we expect this mix to provide a better return than a pure stock portfolio if the market retreats, while still allowing us to capture a good portion of the upswing should the market remain strong.

Michael P. Ducar

Deborah L. Pederson

PAGE 17

Your Fund's ten largest holdings (continued)
Managed Fund

(Pie chart) The ten holdings listed here make up 12.45% of the Fund's net assets

                                                      Percent                Value
                                        (of Fund's net assets)(as of Aug. 31, 1995)
General Electric                                         2.03%         $61,818,750
A diversified company with interests
in manufacturing, broadcasting (NBC),
services and technology.

Intel                                                    1.39           42,348,750
The world's number one semiconductor
manufacturer. Intel produces microcomputer
components, modules and systems.

Amoco                                                    1.26           38,250,000
One of the major integrated domestic oil
and gas companies known traditionally for
its extensive petroleum marketing operations.

Royal Dutch Petroleum                                    1.25           38,160,000
A major oil company that includes Royal Dutch
(the Dutch version) and Shell Transport
(the English version).

United Technologies                                      1.23           37,518,750
A leading worldwide manufacturer of jet engines,
helicopters, heating/air conditioning equipment,
and elevators and escalators.

Nokia Preferred                                          1.12           33,993,750
The parent company of a group engaged in the
production, sale and export of electronics and
electrotechnical products, including
telecommunication equipment, mobile phones
networks, and home and industrial electronic
products.

Vishay Intertechnology                                   1.06           32,400,000
The dominant global producer of resistors and
capacitors for use in electronic components in
computers, telecommunications, consumer
electronics, automotive, industrial and other
markets.

Raytheon                                                 1.06           32,350,000
Designer, manufacturer and seller of electronic
devices, equipment and systems for government and
commercial use. About two-thirds of sales are to
the military (missiles and electronics).

Travelers                                                1.03           31,200,000
Among the world's largest multi-line financial
services companies,  focusing on insurance,
managed health care and investments.

Exxon                                                    1.02           30,937,500
A major factor in the world crude oil, natural
gas and chemical industry and also has substantial
coal and mineral holdings.

Excludes short-term securities and U.S. Treasury and government agency holdings.

PAGE 18
Your Fund's long-term performance

Managed Fund

How your $10,000 has grown in Managed Fund

Average annual total return
(as of Aug. 31, 1995)

                     Since
1 year    5 years    4/30/86
+11.9%    +13.2%     +11.0%

                                                       Managed Fund
                                                            $26,439

                                                      S&P 500



$10,000


4/30/86   '86   '87   '88   '89   '90   '91   '92   '93   '94   '95

On the chart above you can see how the Fund's total return compared to a widely cited performance index, Standard & Poor's 500 Stock
Index (S&P 500).

The S&P 500, an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the variable accounts or the annuity contracts.

The board of directors and shareholders
IDS Life Investment Series, Inc.
             IDS Life Capital Resource Fund
             IDS Life International Equity Fund
             IDS Life Aggressive Growth Fund
IDS Life Special Income Fund, Inc.
IDS Life Moneyshare Fund, Inc. and
IDS Life Managed Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of IDS Life Capital Resource Fund, IDS Life International Equity Fund, IDS Life Aggressive Growth Fund, IDS Life Special Income Fund, Inc., IDS Life Moneyshare Fund, Inc. and IDS Life Managed Fund, Inc. as of August 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended August 31, 1995. We have also audited the financial highlights for each of the years in the ten-year period ended August 31, 1995 for IDS Life Capital Resource Fund, IDS Life Special Income Fund, Inc., and IDS Life Moneyshare Fund, Inc., each of the years in the nine-year period ended August 31, 1995 and the period from April 30, 1986 (commencement of operations) to August 31, 1986 for IDS Life Managed Fund, Inc., and for each of the years in the three year period ended August 31, 1995 and the period from January 13, 1992 (commencement of operations) to August 31, 1992 for IDS Life International Equity Fund and IDS Life Aggressive Growth Fund. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PAGE 20
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IDS Life Capital Resource Fund, IDS Life International Equity Fund, IDS Life Aggressive Growth Fund, IDS Life Special Income Fund, Inc., IDS Life Moneyshare Fund, Inc., and IDS Life Managed Fund, Inc. at August 31, 1995 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period ended August 31, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
October 6, 1995

PAGE 21

Statements of assets and liabilities
Retirement Annuity Mutual Funds
August 31, 1995
                                                                 Capital                International              Aggresive
                                                                Resource                   Equity                   Growth
                                                                  Fund                      Fund                     Fund
Assets
___________________________________________________________________________________________________________________________________
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated
  issuers (identified cost, $3,255,807,155;
  $1,395,745,865 and $1,088,650,661, respectively)            $3,622,612,161           $1,469,504,893           $1,417,982,369
Investments in securities of affiliated issuers
  (identified cost, $272,811,155 for Capital
  Resource Fund )                                                254,420,213                       --                       --
Cash in bank on demand deposit (including foreign cash
  of $4,163,659 for International Equity Fund)                    16,044,568                2,195,160                  520,902
Receivable for investment securities sold                         25,165,723                3,275,322                6,226,347
Dividends and accrued interest receivable                          5,277,316                4,765,340                  396,544
Unrealized appreciation on forward foreign currency contracts
  held, at value (Notes 1 and 4)                                          --                8,485,163                       --
U.S. government securities held as collateral for
  securities loaned (Note 6)                                       4,671,913               23,309,792                       --
Receivable (for capital stock sold) from:
  IDS Life accounts                                              367,206,996                2,420,087                  518,782
  IDS Life of New York accounts                                   17,524,595                  123,071                       --
___________________________________________________________________________________________________________________________________
Total assets                                                   4,312,923,485            1,514,078,828            1,425,644,944
___________________________________________________________________________________________________________________________________
Liabilities
___________________________________________________________________________________________________________________________________
Dividends payable to separate accounts (Note 1)                  394,283,931                5,845,560                3,030,321
Payable for investment securities purchased                       49,717,392               16,202,707                9,783,895
Accrued investment management and services fee                     2,121,101                1,088,468                  786,110
Unrealized depreciation on forward foreign currency contracts
  held, at value (Notes 1 and 4)                                       5,674                       --                       --
Payable for securities loaned (Note 6)                            20,924,413               48,000,642                       --
Payable (for capital stock redeemed) to:
  IDS Life accounts                                                  695,296                                                --
  IDS Life of New York accounts                                            4                  408,399                    3,642
Other accrued expenses                                               461,562                  655,447                  148,368
___________________________________________________________________________________________________________________________________
Total liabilities                                                468,209,373               72,201,223               13,752,336
___________________________________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock            $3,844,714,112           $1,441,877,605           $1,411,892,608
___________________________________________________________________________________________________________________________________
Represented by
___________________________________________________________________________________________________________________________________
Capital stock - authorized 10,000,000,000
  shares for each Fund of $.01 par value; outstanding,
  157,440,979; 114,884,903 and 97,796,581 shares,
  respectively                                                $    1,574,410           $    1,148,849           $      977,966
Additional paid-in capital                                     3,495,760,104            1,373,310,256            1,112,105,991
Undistributed (excess of distributions over) net
  investment income                                               (1,844,321)              (6,056,376)                  (7,866)
Accumulated net realized gain (loss) on investments
  in securities                                                      810,735               (8,742,222)             (30,514,798)
Unrealized appreciation of investments and on translation
  of assets and liabilities in foreign currencies (Note 4)       348,413,184               82,217,098              329,331,315
___________________________________________________________________________________________________________________________________
Total - representing net assets applicable to outstanding
  capital stock                                               $3,844,714,112           $1,441,877,605           $1,411,892,608
___________________________________________________________________________________________________________________________________
Net asset value per share of outstanding capital stock        $        24.42           $        12.55           $        14.44
___________________________________________________________________________________________________________________________________
See accompanying notes to financial statements.
PAGE 22
Statements of assets and liabilities (continued)
Retirement Annuity Mutual Funds
August 31, 1995
                                                                   Special                 Moneyshare                Managed
                                                                   Income                     Fund                    Fund
                                                                    Fund
Assets
___________________________________________________________________________________________________________________________________
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated
  issuers (identified cost, $1,623,992,075;
  $227,727,812 and $2,614,336,243, respectively)              $1,681,272,841           $  227,727,812           $3,042,488,703
Cash in bank on demand deposit                                            --                  136,860                3,097,375
Receivable for investment securities sold                          3,471,965                       --                5,618,995
Dividends and accrued interest receivable                         27,660,103                  100,897               13,067,325
U.S. government securities held as collateral for
  securities loaned (Note 6)                                         674,883                       --               28,664,118
Receivable (for capital stock sold) from:
  IDS Life accounts                                               10,572,061                1,085,129               11,653,859
  IDS Life of New York accounts                                      461,852                   40,415                  699,250
___________________________________________________________________________________________________________________________________
Total assets                                                   1,724,113,705              229,091,113            3,105,289,625
___________________________________________________________________________________________________________________________________
Liabilities
___________________________________________________________________________________________________________________________________
Disbursements in excess of cash on demand deposit                    349,418                       --                       --
Dividends payable to separate accounts (Note 1)                   11,683,525                  974,856               19,999,666
Payable for investment securities purchased                        5,096,427                1,000,000                7,422,789
Accrued investment management and services fee                       925,069                  102,129                1,631,878
Payable for securities loaned (Note 6)                             2,668,883                       --               31,475,788
Payable (for capital stock redeemed) to:
  IDS Life accounts                                                       --                       --                   32,857
  IDS Life of New York accounts                                           --                       --                   59,548
Other accrued expenses                                               191,099                   73,162                  450,443
___________________________________________________________________________________________________________________________________
Total liabilities                                                 20,914,421                2,150,147               61,072,969
___________________________________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock            $1,703,199,284           $  226,940,966           $3,044,216,656
___________________________________________________________________________________________________________________________________
Represented by
___________________________________________________________________________________________________________________________________
Capital stock - authorized 10,000,000,000
  shares for each Fund of $.01 par value ($.001 for
  Managed Fund); outstanding, 147,091,617;
  226,959,381 and 205,056,931 shares, respectively            $    1,470,916           $    2,269,594           $      205,057
Additional paid-in capital                                     1,669,150,899              224,672,331            2,664,574,250
Undistributed (excess of distributions over) net
  investment income                                                  415,998                       --                 (613,294)
Accumulated net realized loss on investments
  in securities                                                  (25,134,380)                    (959)             (48,116,897)
Unrealized appreciation of investments and on translation
  of assets and liabilities in foreign currencies                 57,295,851                       --              428,167,540
___________________________________________________________________________________________________________________________________
Total - representing net assets applicable to outstanding
  capital stock                                               $1,703,199,284           $  226,940,966           $3,044,216,656
___________________________________________________________________________________________________________________________________
Net asset value per share of outstanding capital stock        $        11.57           $         1.00           $        14.85
___________________________________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 23
Statements of operations
Retirement Annuity Mutual Funds
Year ended August 31, 1995
                                                                 Capital                International              Aggressive
                                                                Resource                   Equity                   Growth
                                                                  Fund                      Fund                     Fund
___________________________________________________________________________________________________________________________________
Income:
Investment income
Dividends (net of foreign taxes withheld of $367,254;
  $2,782,744 and $30,97
6, respectively)                                              $   52,672,124           $   22,808,667           $    3,029,303
Dividends earned from affiliates                                      73,500                  576,615                       --
Interest                                                           9,370,757                9,092,400               11,735,370
___________________________________________________________________________________________________________________________________
Total income                                                      62,116,381               32,477,682               14,764,673
___________________________________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                20,450,401               10,869,439                6,579,414
Administrative services fee                                          702,000                  301,873                  277,355
Custodial fees and expenses                                          328,177                1,308,202                   86,886
Directors and officers compensation                                  123,448                   46,111                   27,781
Printing and postage                                                 444,136                  236,868                  168,851
Audit fees                                                            26,245                   22,427                   20,827
Registration fees                                                    350,000                  135,311                   87,952
Other                                                                 17,205                    9,314                    5,568
___________________________________________________________________________________________________________________________________
Total expenses                                                    22,441,612               12,929,545                7,254,634
___________________________________________________________________________________________________________________________________
Investment income - net                                           39,674,769               19,548,137                7,510,039
___________________________________________________________________________________________________________________________________

Realized and unrealized gain (loss) on investments - net
___________________________________________________________________________________________________________________________________
Net realized gain (loss) on security transactions (including
  $20,337,932 realized loss on investments of affiliated issuers
  for Capital Resource Fund)  (Note 3)                           383,173,382               (8,690,223)               6,179,373
Net realized loss on foreign currency transactions                   (38,216)              (8,288,964)                    (445)
___________________________________________________________________________________________________________________________________
Net realized gain (loss) on investments                          383,135,166              (16,979,187)               6,178,928
Net change in unrealized appreciation or depreciation
   of investments and on translation of assets and liabilities
  in foreign currencies                                          128,698,908               (6,548,017)             270,146,371
___________________________________________________________________________________________________________________________________
Net gain (loss) on investments                                   511,834,074              (23,527,204)             276,325,299
___________________________________________________________________________________________________________________________________
Net increase (decrease)  in net assets resulting
  from operations                                             $  551,508,843           $   (3,979,067)          $  283,835,338
___________________________________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 24
Statements of operations
Retirement Annuity Mutual Funds
Year ended August 31, 1995
                                                                   Special                 Moneyshare                Managed
                                                                   Income                     Fund                    Fund
                                                                    Fund
___________________________________________________________________________________________________________________________________
Income:
Investment income
Dividends (net of foreign taxes withheld of $25,287; $0 and
  $362,702, respectively)                                     $    1,414,894           $           --           $   33,078,010
Interest (net of foreign taxes withheld of $150,104 for
  Special Income Fund)                                           132,087,292               11,299,524               64,084,649
___________________________________________________________________________________________________________________________________
Total income                                                     133,502,186               11,299,524               97,162,659
___________________________________________________________________________________________________________________________________
Expenses (Note 2):
Investment management and services fee                             9,542,823                1,041,050               16,720,930
Admninstrative services fee                                          347,753                   27,729                  403,957
Custodial fees and expenses                                          152,386                   27,498                  225,382
Directors and officers compensation                                   67,338                    6,896                   97,928
Printing and postage                                                 214,416                   16,476                  382,915
Audit fees                                                            26,481                   16,753                   24,681
Registration fees                                                     54,233                      133                  260,089
Other                                                                 13,029                    1,034                   15,491
___________________________________________________________________________________________________________________________________
Total expenses                                                    10,418,459                1,137,569               18,131,373
___________________________________________________________________________________________________________________________________
Investment income - net                                          123,083,727               10,161,955               79,031,286
___________________________________________________________________________________________________________________________________

Realized and unrealized gain (loss) on investments - net
___________________________________________________________________________________________________________________________________
Net realized loss on security transactions (including
  $617,500 realized gain on investments of affiliated
   issuers for Managed Fund) (Note3)                             (19,788,125)                    (152)             (45,928,261)
Net realized loss on foreign currency transactions                  (229,649)                      --                   (5,845)
Net realized gain on closed or expired options
   contracts written (Note 5)                                        580,156                       --                       --
Net realized loss on closed interest rate futures contracts         (550,296)                      --               (3,491,434)
___________________________________________________________________________________________________________________________________
Net realized loss on investments                                 (19,987,914)                    (152)             (49,425,540)
Net change in unrealized appreciation or depreciation of
  investments and on translation of assets and liabilities
  in foreign currencies                                           94,905,201                       --              293,779,938
___________________________________________________________________________________________________________________________________
Net gain (loss) on investments                                    74,917,287                     (152)             244,354,398
___________________________________________________________________________________________________________________________________
Net increase in net assets resulting from operations          $  198,001,014           $   10,161,803           $  323,385,684
___________________________________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 25

Statements of changes in net assets
Retirement Annuity Mutual Funds
Year ended August 31,

                                                           Capital Resource Fund                     International Equity Fund

                                                          1995                1994                   1995                1994
Operations and distributions
___________________________________________________________________________________________________________________________________
Investment income - net                             $   39,674,769      $   30,730,527        $   19,548,137      $    7,630,484
Net realized gain (loss) on investments                383,135,166         300,809,352           (16,979,187)         24,648,901
Net change in unrealized appreciation or
  depreciation of investments and on translation
  of assets and liabilities in foreign currencies      128,698,908        (135,555,243)           (6,548,017)         63,468,345
___________________________________________________________________________________________________________________________________
Net increase (decrease) in net assets
  resulting from operations                            551,508,843         195,984,636            (3,979,067)         95,747,730
___________________________________________________________________________________________________________________________________
Distributions to shareholders from:
  Net investment income                                (39,584,237)        (30,730,527)          (17,257,772)         (2,495,587)
  Net realized gain on investments                    (383,078,138)       (300,690,606)                   --         (24,648,901)
  Excess distributions of net
  investment income (Note 1)                               (52,587)            (14,735)                   --                  --
  Excess distributions of net realized
  gain (Note 1)                                           (977,300)                 --                    --          (5,473,905)
___________________________________________________________________________________________________________________________________
Total distributions                                   (423,692,262)       (331,435,868)          (17,257,772)        (32,618,393)
___________________________________________________________________________________________________________________________________

Capital share transactions (Note 7)
___________________________________________________________________________________________________________________________________
Proceeds from sales                                    436,224,431         426,174,442           360,572,294         731,788,058
Reinvested distributions at net asset value            423,692,262         331,435,868            17,257,772          32,618,393
 Payments for redemptions                              (42,461,613)        (31,015,165)          (26,008,343)         (7,151,829)
___________________________________________________________________________________________________________________________________
Increase in net assets from capital
  share transactions                                   817,455,080         726,595,145           351,821,723         757,254,622
___________________________________________________________________________________________________________________________________
Total increase in net assets                           945,271,661         591,143,913           330,584,884         820,383,959
___________________________________________________________________________________________________________________________________

Net assets at beginning of year                      2,899,442,451       2,308,298,538         1,111,292,721         290,908,762
___________________________________________________________________________________________________________________________________

Net assets at end of year                           $3,844,714,112      $2,899,442,451        $1,441,877,605      $1,111,292,721
___________________________________________________________________________________________________________________________________

Undistributed (excess of distributions over)
  net investment income                             $   (1,844,321)     $      (90,532)       $   (6,056,376)     $    1,561,858
___________________________________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 26
Statements of changes in net assets
Retirement Annuity Mutual Funds
Year ended August 31,
                                                           Aggressive Growth Fund                       Special Income Fund

                                                          1995                1994                   1995                1994
Operations and distributions
___________________________________________________________________________________________________________________________________
Investment income - net                             $    7,510,039      $      699,372        $  123,083,727      $  117,482,199
Net realized gain (loss) on investments                  6,178,928         (31,561,811)          (19,987,914)         20,195,502
Net change in unrealized appreciation or
  depreciation of investments and on translation
  of assets and liabilities in foreign currencies      270,146,371          16,989,673            94,905,201        (163,872,465)
___________________________________________________________________________________________________________________________________
Net increase (decrease) in net assets
  resulting from operations                            283,835,338         (13,872,766)          198,001,014         (26,194,764)
___________________________________________________________________________________________________________________________________
Distributions to shareholders from:
  Net investment income                                 (7,502,171)           (707,260)         (121,683,870)       (119,630,572)
  Net realized gain on investments                              --                  --            (2,300,916)         (2,399,451)
  Excess distributions of net investment
  income (Note 1)                                           (7,442)             (7,868)           (2,378,142)         (1,451,679)
___________________________________________________________________________________________________________________________________
Total distributions                                     (7,509,613)           (715,128)         (126,362,928)       (123,481,702)
___________________________________________________________________________________________________________________________________

Capital share transactions (Note 7)
___________________________________________________________________________________________________________________________________
Proceeds from sales                                    383,256,895         482,655,450            86,906,199         200,309,350
Reinvested distributions at net asset value              7,509,613             715,128           126,362,928         123,481,702
Payments for redemptions                               (17,849,325)         (5,228,787)         (140,624,932)       (166,515,324)
___________________________________________________________________________________________________________________________________
Increase in net assets from capital share
  transactions                                         372,917,183         478,141,791            72,644,195         157,275,728
___________________________________________________________________________________________________________________________________
Total increase in net assets                           649,242,908         463,553,897           144,282,281           7,599,262
___________________________________________________________________________________________________________________________________

Net assets at beginning of year                        762,649,700         299,095,803         1,558,917,003       1,551,317,741
___________________________________________________________________________________________________________________________________


Net assets at end of year                           $1,411,892,608      $  762,649,700        $1,703,199,284      $1,558,917,003
___________________________________________________________________________________________________________________________________

Undistributed (excess of distributions over) net
  investment income                                 $       (7,866)     $       (7,868)       $      415,998      $   (1,399,857)
___________________________________________________________________________________________________________________________________

See accompanying notes to financial statements.

PAGE 27
Statements of changes in net assets
Retirement Annuity Mutual Funds
Year ended August 31,
                                                              Moneyshare Fund                              Managed Fund

                                                          1995                1994                   1995                1994
Operations and distributions
___________________________________________________________________________________________________________________________________
Investment income - net                             $   10,161,955      $    5,413,679        $   79,031,286      $   75,979,672
Net realized gain (loss) on investments                       (152)               (681)          (49,425,540)         72,533,563
Net change in unrealized appreciation or
  depreciation of investments and on translation
  of assets and liabilities in foreign currencies               --                  --           293,779,938        (113,344,204)
___________________________________________________________________________________________________________________________________
Net increase in net assets resulting from
  operations                                            10,161,803           5,412,998           323,385,684          35,169,031
___________________________________________________________________________________________________________________________________
Distributions to shareholders from:
  Net investment income                                (10,161,955)         (5,413,679)          (78,601,919)        (75,894,536)
  Net realized gain on investments                              --                  --              (198,282)        (71,974,644)
  Excess distributions of net investment
  income (Note 1)                                             (126)                 --                    --                  --
___________________________________________________________________________________________________________________________________
Total distributions                                    (10,162,081)         (5,413,679)          (78,800,201)       (147,869,180)
___________________________________________________________________________________________________________________________________


Capital share transactions (Note 7)
___________________________________________________________________________________________________________________________________
Proceeds from sales                                    113,426,072          54,005,120           265,867,838         629,387,611
Reinvested distributions at net asset value             10,162,081           5,413,679            78,800,201         147,869,180
Payments for redemptions                               (75,889,680)        (59,822,520)          (44,391,869)        (23,003,414)
___________________________________________________________________________________________________________________________________
Increase (decrease) in net assets from
  capital share transactions                            47,698,473            (403,721)          300,276,170         754,253,377
___________________________________________________________________________________________________________________________________
Total increase (decrease) in net assets                 47,698,195            (404,402)          544,861,653         641,553,228
___________________________________________________________________________________________________________________________________

Net assets at beginning of year                        179,242,771         179,647,173         2,499,355,003       1,857,801,775
___________________________________________________________________________________________________________________________________


Net assets at end of year                           $  226,940,966      $  179,242,771        $3,044,216,656      $2,499,355,003
___________________________________________________________________________________________________________________________________

Undistributed (excess of distributions over)
  net investment income                             $           --      $           --        $     (613,294)     $      859,703
___________________________________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 28
___________________________________________________________________
1. Summary of significant accounting policies

Each Fund is registered under the Investment Company Act of 1940 as amended (the 1940 Act), as a diversified, open-end management investment company. Shares of each Fund are sold through the purchase of an annuity contract offered by IDS Life Insurance Company (IDS Life) or its affiliates.

The significant accounting policies followed by the Funds are summarized as follows:

Valuation of securities
Securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last quoted sales price at the close of each business day; securities traded over-the-counter but not included in the NASDAQ National Market System and securities for which a last quoted sales price is not readily available are valued at the mean of the bid and asked prices. Bonds and other securities are valued at fair value as determined by the board of directors when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrixes and data from independent brokers. Short-term securities in Capital Resource Fund, International Equity Fund, Aggressive Growth Fund, Special Income Fund and Managed Fund maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in Moneyshare Fund are valued at amortized cost which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions
In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Funds may buy and sell put and call options and write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

PAGE 29
Futures transactions
In order to gain exposure to or protect itself from changes in the market, the Funds may buy and sell stock index and interest rate futures contracts. The Funds also may buy or write put and call options on futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds may be required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Foreign currency translations and forward foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Funds also may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Illiquid securities
At Aug. 31, 1995, investments in securities for Special Income Fund included issues that are illiquid. The Funds currently limit investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Aug. 31, 1995, was $10,233,991, which represents 0.6 percent of net assets for Special Income Fund. Pursuant to guidelines adopted by the board of directors, certain unregistered securities are determined to be liquid and are not included within the limitations specified above.

Federal income taxes
Since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the Variable Accounts, no provision for income or excise taxes is required. Each Fund is treated as a separate entity for federal income tax purposes.
PAGE 30
Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased
(decreased), resulting in net reclassification adjustments to additional paid-in capital as follows:

                                        Capital     International   Aggressive   Special
                                       Resource        Equity         Growth     Income      Moneyshare     Managed
_______________________________________________________________________________________________________________________
Undistributed net investment income  $(1,791,734)  $(9,908,599)     $(424)      $2,794,140      $126      $(1,902,364)
Accumulated net realized gain (loss)   1,788,035     8,236,965        444       (2,793,728)     (126)       1,897,869
_______________________________________________________________________________________________________________________
Additional paid-in capital reduction
(increase)                           $    (3,699)    1,671,634)     $  20       $      412      $ --      $    (4,495)
_______________________________________________________________________________________________________________________

Dividends
At Aug. 31, 1995, dividends were declared of $2.782 per share for Capital Resource Fund, $.051 for International Equity Fund, $.031 for Aggressive Growth Fund, $.080 for Special Income Fund, $.004 for Moneyshare Fund and $.098 for Managed Fund payable Sept. 1, 1995. Distributions to the Variable Accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and paid monthly for Special Income Fund and Moneyshare Fund and declared and paid quarterly for Capital Resource Fund, International Equity Fund, Aggressive Growth Fund and Managed Fund. Capital gain distributions (if any) will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount on a level yield basis, is accrued daily.

PAGE 31
___________________________________________________________________
2. Investment management and services agreement

Under the terms of a prior agreement that ended March 19, 1995, Capital Resource Fund, International Equity Fund, Aggressive Growth Fund, Special Income Fund and Managed Fund paid IDS Life a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of each Fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.25% of average daily net assets for each Fund, except International Equity Fund. International Equity Fund's individual annual asset charge was 0.50%.

Also under the terms of a prior agreement, the investment management and services fee for Moneyshare Fund was paid to IDS Life. The fee was computed on a graduated fee scale equal on an annual basis to 0.54% of the first $1 billion of average daily net assets and scaled down thereafter in reducing percentages of each succeeding $500 million to 0.46% of all average daily net assets in excess of $2.5 billion.

Effective March 20, 1995, the Funds entered into a new agreement with IDS Life for managing investments, recordkeeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets in reducing percentages from 0.63% to 0.57% annually for Capital Resource, 0.87% to 0.795% for International Equity, 0.65% to 0.575% for Aggressive Growth, 0.61% to 0.535% for Special Income, 0.51% to 0.44% for Moneyshare and 0.63% to 0.55% for Managed.

IDS Life, in turn, pays to American Express Financial Corporation
(AEFC) a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.50% for International Equity Fund and 0.25% for each remaining fund. In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse IDS Life an amount equal to the cost of certain expenses incurred and paid by IDS Life in connection with each Fund's operations. The Funds also pay custodian fees to American Express Turst Company, an affiliate of IDS Life. The reimbursement paid by Moneyshare Fund will be limited to 0.25% of the Fund's average daily net assets.

Also effective March 20, 1995, the Funds entered into an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually for Capital Resource, 0.06% to 0.035% for International Equity, 0.06% to 0.035% for Aggressive Growth, 0.05% to 0.025% for Special Income, 0.03% to 0.02% for Moneyshare and 0.04% to 0.02% for Managed.

PAGE 32
The Funds have a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as a director up to 120 months. There are no death benefits. The plan is not funded but the Funds recognizes the cost of payments during the time the directors serve on the Board. The retirement plan expense for the year ended Aug. 31, 1995 amounted to $34,211 for Capital Resource Fund, $12,333 for International Equity Fund, $6,265 for Aggressive Growth Fund, $16,913 for Special Income Fund, $90 for Moneyshare Fund and $26,246 for Managed Fund.

___________________________________________________________________
3. Securities transactions

For the year ended Aug. 31, 1995, cost of purchases and proceeds from sales of securities aggregated, respectively, $1,557,902,434 and $1,509,500,672 for Moneyshare Fund; cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated, respectively, $3,290,598,747 and $2,793,528,177 for Capital Resource Fund; $796,997,285 and
$428,353,414 for International Equity Fund; $1,309,099,586 and $1,001,772,351 for Aggressive Growth Fund; $822,023,049 and
$803,674,931 for Special Income Fund; $1,944,561,485 and
$1,703,214,649 for Managed Fund. Net realized gains (losses) on investment sales are determined on the basis of identified costs.

Brokerage commissions paid to brokers affiliated with IDS Life were 1,057,532 for Capital Resource Fund, $375,342 for Aggressive Growth Fund and $226,262 for Managed Fund for the year ended Aug. 31, 1995.

___________________________________________________________________
4. Forward foreign currency contracts

At Aug. 31, 1995, Capital Resource Fund and International Equity Fund had entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at a specified future date. The gross unrealized appreciation (depreciation) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

PAGE 33
Capital Resource Fund
___________________________________________________________________
                   Currency to        Currency to        Unrealized
Exchange date     be delivered        be received      depreciation
___________________________________________________________________
Sept. 5, 1995       1,548,461           2,071,500         $ 5,674
                   U.S. Dollar       Canadian Dollar
___________________________________________________________________
International Equity Fund

                   Currency to        Currency to        Unrealized
Exchange date     be delivered        be received      depreciation
___________________________________________________________________
Sept. 1, 1995       1,017,258         100,708,594          $12,851
                   U.S. Dollar        Japanese Yen

Sept. 6, 1995         869,172             560,765               --
                   U.S. Dollar        British Pound

Sept. 9, 1995       3,845,354            2,490,031          19,173
                   U.S. Dollar        British Pound

Sept. 29, 1995      2,943,451           14,932,714          16,013
                   U.S. Dollar         French Franc

Sept. 29, 1995        441,902            2,237,039           1,449
                   U.S. Dollar         French Franc

Oct. 31, 1995      44,760,040           38,152,097         832,471
                   Swiss Franc         U.S. Dollar

Nov. 30, 1995  11,090,820,000          118,000,000       3,149,559
                  Japanese Yen         U.S. Dollar

June 28, 1996   2,685,237,500           33,100,000       4,453,647
                  Japanese Yen         U.S. Dollar
                                                         __________
                                                         $8,485,163
___________________________________________________________________

___________________________________________________________________
5. Options contracts written

The number of contracts and premium amounts associated with option contracts written by Special Income Fund during the year ended Aug. 31, 1995 is as follows:

                              Puts                    Calls
                       Contracts    Premiums    Contracts   Premium
___________________________________________________________________
Balance Aug. 31, 1994      --       $     --        --   $      --
___________________________________________________________________
Opened                    450        164,437      2700     415,719
Closed or expired        (250)       (84,187)     (700)   (285,719)
Exercised                (200)       (80,250)   (2,000)   (130,000)
___________________________________________________________________
Balance Aug. 31, 1995      --       $     --        --   $      --

PAGE 34
___________________________________________________________________
6.  Lending of portfolio securities

Presented below is information regarding securities on loan at Aug. 31, 1995.

                                                Capital           International          Special
                                                Resource             Equity              Income            Managed
_______________________________________________________________________________________________________________________
Value of securities on loan to brokers         $20,147,414         $46,880,312         $2,566,350         $30,872,386
_______________________________________________________________________________________________________________________
Collateral received for securities loaned:
Cash                                           $16,252,500         $24,690,850         $1,994,000         $ 2,811,670
U.S. Government Securities, at value             4,671,913          23,309,792            674,883          28,664,118
_______________________________________________________________________________________________________________________
Total collateral received for securities
loaned                                         $20,924,413         $48,000,642         $2,668,883         $31,475,788
_______________________________________________________________________________________________________________________

For the year ended Aug. 31, 1995, income from security lending transactions amounted to $327,293, $444,845, $51,926 and $402,142 for Capital Resource Fund, International Equity Fund, Special Income Fund and Managed Fund, respectively, and has been included with interest income in the statement of operations.

The risks related to security lending transactions are the borrower may not provide additional collateral when required or return the securities when due.

___________________________________________________________________
7.  Capital share transactions

Transactions in shares of each Fund for the years ended Aug. 31, 1995 and 1994 were as follows:


Number of shares:                                                                              Year ended Aug. 31, 1995
_______________________________________________________________________________________________________________________
                                Capital      International   Aggressive       Special
                               Resource         Equity         Growth         Income         Moneyshare       Managed
_______________________________________________________________________________________________________________________
Shares at beginning of year   123,760,195     86,049,715     66,571,368     141,040,088     179,257,043     183,064,969
Sold                           18,048,365     29,602,833     32,035,435       7,654,880     113,435,448      19,490,950
Issued for reinvested
distributions                  17,356,230      1,338,365        638,223      11,415,969      10,162,908       5,727,716
Redeemed                       (1,723,811)    (2,106,010)    (1,448,445)    (13,019,320)    (75,896,018)     (3,226,704)
_______________________________________________________________________________________________________________________
Net increase                   33,680,784     28,835,188     31,225,213       6,051,529      47,702,338      21,991,962
_______________________________________________________________________________________________________________________
Shares at end of year         157,440,979    114,884,903     97,796,581     147,091,617     226,959,381     205,056,931
_______________________________________________________________________________________________________________________

Number of shares:                                                                              Year ended Aug. 31, 1994
_______________________________________________________________________________________________________________________
                                Capital      International   Aggressive       Special
                               Resource         Equity         Growth         Income         Moneyshare       Managed
______________________________________________________________________________________________________________________
Shares at beginning of year    93,921,903     25,082,644     25,614,230     128,401,403     179,660,778     129,702,882
Sold                           17,017,814     58,988,542     41,343,092      16,667,636      54,009,530      44,299,470
Issued for reinvested
distributions                  14,130,743      2,534,743         61,199      10,704,857       5,414,112      10,732,030
Redeemed                       (1,310,265)      (556,214)      (447,153)    (14,733,808)    (59,827,377)     (1,669,413)
_______________________________________________________________________________________________________________________
Net increase (decrease)        29,838,292     60,967,071     40,957,138      12,638,685        (403,735)     53,362,087
_______________________________________________________________________________________________________________________
Shares at end of year         123,760,195     86,049,715     66,571,368     141,040,088     179,257,043     183,064,969
_______________________________________________________________________________________________________________________
/TABLE

PAGE 35
___________________________________________________________________
8.  Tax loss carryforward

For federal income tax purposes, International Equity Fund, Aggressive Growth Fund, Special Income Fund and Managed Fund had capital loss carryovers at Aug. 31, 1995 of $11,050,244, $29,350,034, $20,031,747 and 47,700,266, respectively, which, if not offset by subsequent capital gains, will expire in 2000 through 2004. It is unlikely the board of directors will authorize a distribution of any net realized gain for a Fund until its capital loss carryover has been offset or expires.

___________________________________________________________________
9.  Financial highlights

The tables below show certain important information for evaluating each Fund's results.

PAGE 36

Capital Resouce Fund
Financial highlights

Fiscal year ended August 31,

Per share income and capital changes*

                                                1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net asset value, beginning
of year                                       $23.43  $24.58  $23.90  $23.15  $17.54 $20.17   $15.06  $17.71  $15.97  $14.71

Income (loss) from investment operations:
Net investment income                            .29     .29     .23     .21     .40    .52      .39     .31     .52     .61

Net gains (losses) on securities (both realized
and unrealized)                                 3.70    1.56    1.89    1.75    6.61  (2.06)    5.38   (2.54)   4.23    2.87

Total from investment operations                3.99    1.85    2.12    1.96    7.01  (1.54)    5.77   (2.23)   4.75    3.48

Less distributions:
Dividends from net investment income            (.29)   (.29)   (.23)   (.21)   (.40)  (.52)    (.39)   (.31)   (.52)   (.61)

Distributions from realized gains              (2.71)  (2.71)  (1.21)  (1.00)  (1.00)  (.57)    (.27)   (.11)  (2.49)  (1.61)

Total distributions                            (3.00)  (3.00)  (1.44)  (1.21)  (1.40)  (1.09)   (.66)   (.42)  (3.01)  (2.22)

Net asset value, end of year                  $24.42  $23.43  $24.58  $23.90  $23.15  $17.54  $20.17  $15.06  $17.71  $15.97


Ratios/supplemental data
                                                1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net assets, end of year
(in millions)                                 $3,845  $2,899  $2,308  $1,681  $1,191 $  702   $  660  $  454  $  493  $  301

Ratio of expenses to average
daily net assets                                 .69%    .68%    .68%    .70%    .70%    .70%    .73%    .69%    .59%    .54%

Ratio of net income to average
daily net assets                                1.22%   1.20%   0.94%   0.91%   1.94%   2.69%   2.22%   2.01%   2.94%   3.74%

Portfolio turnover rate
(excluding short-term
securities)                                       88%     85%     65%     63%     74%     82%     42%    111%    171%    115%

Total Return**                                 17.18%   7.61%   8.87%   8.54%  40.68%  (7.79)% 38.72% (12.59)% 30.32%  23.90%

 *For a share outstanding throughout the year.  Rounded to the nearest cent.
**Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

PAGE 37

International Equity Fund
Financial highlights

Fiscal period ended August 31,
Per share income and capital changes*

                                            1995        1994        1993        1992**
Net asset value, beginning of period       $12.91      $11.60      $10.01      $10.00
_____________________________________________________________________________________________
Income from investment operations:
Net investment income                         .17         .14         .15         .05
Net gains (losses) on securities (both
realized and unrealized)                     (.37)       1.61        1.81         .01
_____________________________________________________________________________________________
Total from investment operations             (.20)       1.75        1.96         .06
_____________________________________________________________________________________________
Less distributions:
Dividends from net investment income         (.16)       (.08)       (.15)       (.05)
Distributions from realized gains               -        (.29)       (.22)          -
Excess distributions from realized gains        -        (.07)          -           -
_____________________________________________________________________________________________
Total distributions                          (.16)       (.44)       (.37)       (.05)
_____________________________________________________________________________________________
Net asset value, end of period             $12.55      $12.91      $11.60      $10.01
_____________________________________________________________________________________________

Ratios/supplemental data
                                            1995        1994        1993        1992**
Net assets, end of period (in millions)    $1,442      $1,111      $  291      $   39
_____________________________________________________________________________________________
Ratio of expenses to average
daily net assets                             1.03%        .98%       1.10%       1.57%***
Ratio of net income to average
daily net assets                             1.56%       1.09%       1.37%       0.93%***
Portfolio turnover rate (excluding
short-term securities)                         38%         51%         62%         22%
_____________________________________________________________________________________________
Total Return#                               (1.77%)     15.11%      19.76%       0.55%#
_____________________________________________________________________________________________
  *For a share outstanding throughout the period.  Rounded to the nearest cent.
 **Commencement of operations.  Period from Jan. 13, 1992 to Aug. 31, 1992.
***Adjusted to an annual basis.
  #Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

PAGE 38

Aggressive Growth Fund
Financial highlights

Fiscal period ended August 31,
Per share income and capital changes*

                                            1995        1994        1993        1992**
Net asset value, beginning of period       $11.46      $11.68      $9.00       $10.00
_____________________________________________________________________________________________
Income (loss) from investment operations:
Net investment income                         .08         .01         .02         .02
Net gains (losses) on securities (both
realized and unrealized)                     2.98        (.22)       2.68       (1.00)
_____________________________________________________________________________________________
Total from investment operations             3.06        (.21)       2.70       (0.98)
_____________________________________________________________________________________________
Less distributions:
Dividends from net investment income         (.08)       (.01)       (.02)       (.02)
_____________________________________________________________________________________________
Net asset value, end of period             $14.44      $11.46      $11.68      $ 9.00
_____________________________________________________________________________________________

Ratios/supplemental data
                                            1995        1994        1993        1992**

Net assets, end of period (in millions)    $1,412      $  763      $  299      $   57
_____________________________________________________________________________________________
Ratio of expenses to average
daily net assets                              .70%        .69%        .75%        .98%***
Ratio of net income to average
daily net assets                             0.72%       0.14%       0.28%       0.21%***
Portfolio turnover rate (excluding
short-term securities)                        116%         59%         55%         28%
_____________________________________________________________________________________________
Total Return#                               26.80%      (1.77)%     29.98%      (9.76)%
_____________________________________________________________________________________________
  *For a share outstanding throughout the period.  Rounded to the nearest cent.
 **Commencement of operations.  Period from Jan. 13, 1992 to Aug. 31, 1992.
***Adjusted to an annual basis.
  #Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

PAGE 39

Special Income Fund
Financial highlights

Fiscal year ended August 31,
Per share income and capital changes*

                                              1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net asset value, beginning
of year                                      $11.05  $12.08  $11.26  $10.72  $10.10 $11.11   $10.88  $11.09  $11.91  $11.34
___________________________________________________________________________________________________________________________
Income (loss) from investment operations:
Net investment income                           .88     .84     .85     .90     .97    .99     1.03    1.03    1.08    1.16
Net gains (losses) on securities (both
realized and unrealized)                        .56    (.99)    .82     .54     .62  (1.01)     .23    (.21)   (.56)   1.26
___________________________________________________________________________________________________________________________
Total from investment operations               1.44    (.15)   1.67    1.44    1.59   (.02)    1.26     .82     .52    2.42
___________________________________________________________________________________________________________________________
Less distributions:
Dividends from net investment income           (.87)   (.85)   (.85)   (.90)   (.97)  (.99)   (1.03)  (1.03)  (1.08)  (1.16)
Distributions from realized gains              (.02)   (.02)      -       -       -      -        -       -    (.26)   (.69)
Excess distributions from net investment
income                                         (.02)   (.01)      -       -       -      -        -       -       -       -
___________________________________________________________________________________________________________________________
Total distributions                            (.91)   (.88)   (.85)   (.90)   (.97)  (.99)   (1.03)  (1.03)  (1.34)  (1.85)
___________________________________________________________________________________________________________________________
Net asset value, end of period               $11.58  $11.05  $12.08  $11.26  $10.72 $10.10   $11.11  $10.88  $11.09  $11.91
___________________________________________________________________________________________________________________________

Ratios/supplemental data
                                              1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net assets, end of year
(in millions)                                $1,703  $1,559  $1,551  $1,136  $  800 $  641   $  565  $  428  $  409  $  307
Ratio of expenses to
average daily net assets                        .68%    .67%    .69%    .71%    .70%   .71%     .73%    .69%    .58%    .55%
Ratio of net income to
average daily net assets                       8.08%   7.20%   7.41%   8.22%   9.31%  9.42%    9.37%   9.45%   9.11%  10.27%
Portfolio turnover rate
(excluding short-term
securities)                                      56%     57%     77%     92%     97%   118%     132%    169%    101%    170%
___________________________________________________________________________________________________________________________
Total Return**                                13.75%  (1.30)% 15.47%  13.96%  16.54% (0.12)%  12.19%   7.76%   4.48%  23.17%
___________________________________________________________________________________________________________________________
 *For a share outstanding throughout the period.  Rounded to the nearest cent.
**Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

PAGE 40

Moneyshare Fund
Financial highlights

Fiscal year ended August 31,
Per share income and capital changes*

                                            1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net asset value, beginning of
year                                       $1.00   $1.00   $1.00   $1.00   $1.00  $1.00    $1.00   $1.00   $1.00   $1.00
_________________________________________________________________________________________________________________________
Income from investment operations:
Net investment income                        .05     .03     .03     .04     .07    .08      .09     .07     .06     .07
_________________________________________________________________________________________________________________________
Total from investment
operations                                   .05     .03     .03     .04     .07    .08      .09     .07     .06     .07
_________________________________________________________________________________________________________________________
Less distributions:
Dividends from net investment
income                                      (.05)   (.03)   (.03)   (.04)   (.07)  (.08)    (.09)   (.07)   (.06)   (.07)
_________________________________________________________________________________________________________________________
Net asset value, end of year               $1.00   $1.00   $1.00   $1.00   $1.00  $1.00    $1.00   $1.00   $1.00   $1.00
_________________________________________________________________________________________________________________________

Ratios/supplemental data
                                            1995    1994    1993    1992    1991   1990     1989    1988    1987    1986
Net assets, end of year
(in millions)                              $ 227   $ 179   $ 180   $ 246   $ 285  $ 274    $ 160   $ 102   $  67   $  61
_________________________________________________________________________________________________________________________
Ratio of expenses to average
daily net assets                             .59%    .57%    .60%    .60%    .57%   .62%     .54%    .58%    .54%    .62%
_________________________________________________________________________________________________________________________
Ratio of net income to average
daily net assets                            5.23%   3.12%   2.67%   3.93%   6.55%  7.85%    8.68%   6.77%   5.87%   7.00%
_________________________________________________________________________________________________________________________
Total Return**                              5.27%   3.15%   2.73%   3.98%   6.77%  8.18%    8.99%   7.01%   6.01%   7.20%
_________________________________________________________________________________________________________________________
 *For a share outstanding throughout the year.  Rounded to the nearest cent.
**Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

PAGE 41

Managed Fund
Financial highlights

Fiscal period ended August 31,
Per share income and capital changes*

                                               1995    1994    1993    1992    1991   1990     1989    1988    1987    1986**
Net asset value, beginning of period          $13.65  $14.32  $13.08  $12.59  $10.93 $12.08   $9.87   $11.34  $10.10  $10.00

Income (loss) from investment operations:
Net investment income                            .40     .47     .49     .56     .58    .65     .48      .42     .45     .16

Net gains(losses) on securities (both
realized and unrealized)                        1.20    (.26)   1.60     .95    2.11   (.67)   2.25    (1.47)   1.45     .10

Total from investment operations                1.60     .21    2.09    1.51    2.69   (.02)   2.73    (1.05)   1.90     .26

Less distributions:
Dividends from net investment income            (.40)   (.47)   (.49)   (.56)   (.58)  (.65)   (.48)    (.42)   (.45)   (.16)

Distributions from net realized gains             --    (.41)   (.36)   (.46)   (.45)  (.48)   (.04)       -    (.21)      -

Total distributions                             (.40)   (.88)   (.85)  (1.02)  (1.03) (1.13)   (.52)    (.42)   (.66)   (.16)

Net asset value, end of period                $14.85  $13.65  $14.32  $13.08  $12.59 $10.93   $12.08  $ 9.87  $11.34  $10.10

Ratios/supplemental data
                                               1995    1994    1993    1992    1991   1990     1989    1988    1987    1986**

Net assets, end of period (in millions)       $3,044  $2,499  $1,858  $1,169  $  810 $  545   $  462  $  381  $  340  $   48

Ratio of expenses to average daily net
assets                                           .68%    .68%    .69%    .71%    .70%   .71%     .73%    .69%    .67%    .64%***

Ratio of net income to average
daily net assets                                2.96%   3.46%   3.70%   4.35%   4.86%  5.42%    5.06%   4.42%   4.10%   4.48%***

Portfolio turnover rate (excluding
short-term securities)                            72%     79%     58%     50%     52%    37%      69%     62%     48%     10%

Total Return+                                  11.94%   1.51%  16.33%  12.14%  25.24% (0.23)%  28.47%  (9.06)% 19.13%   2.55%

  *For a share outstanding throughout the period. Rounded to the nearest cent.
 **Commencement of operations. Period from April 30, 1986 to Aug. 31, 1986.
***Adjusted to an annual basis.
  +Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

PAGE 42

Retirement Annuity Mutual Funds                    (Percentages represent value of
August 31, 1995                          investments compared to total net assets)
Capital Resource Fund

Investment in securities of unaffiliated issuers
Bonds (2.4%)
Issuer                                            Principal               Value(a)
                                                     Amount
__________________________________________________________________________________
Foreign (0.9%)
Cemex (U.S. Dollar)
  4.25% Cv 1997                                  20,000,000 (e)     $   16,800,000
Rogers Communication (U.S. Dollar)
  Zero Coupon Cv with attached put
  5.51% 2013                                     50,000,000 (g)         17,062,500

Total                                                                   33,862,500
__________________________________________________________________________________
Health care services (0.5%)
Service Corp Intl
  6.50% Cv 2001                                  12,000,000             19,695,000
__________________________________________________________________________________
Media (1.0%)
Comcast
  1.125% Cv 2007                                 75,000,000             39,750,000
__________________________________________________________________________________
Total bonds
(Cost: $89,146,099)                                                 $   93,307,500
__________________________________________________________________________________

Common & preferred stocks & warrants (89.9%)
Issuer                                               Shares               Value(a)
__________________________________________________________________________________

Aerospace & defense (0.4%)
General Dynamics                                    300,000         $   15,787,500
__________________________________________________________________________________
Airlines (0.6%)
 Southwest Airlines                                 850,000             21,993,750
__________________________________________________________________________________
Automotive & related (0.5%)
General Motors                                      400,000             18,800,000
__________________________________________________________________________________
Banks and savings & loans (5.2%)
Bank of New York                                    300,000             13,050,000
First Chicago
  $5.50 Cv Pfd                                    1,492,700             32,093,050
NBD Bancorp                                         700,000             25,025,000
Northern Trust                                    1,350,000             60,750,000
Norwest                                             700,000             21,087,500
State Street Boston                               1,324,200             48,829,875

Total                                                                  200,835,425
__________________________________________________________________________________
Beverages & tobacco (5.6%)
American Brands                                   1,000,000             42,000,000
RJR Nabisco                                       4,200,000            119,700,000
UST                                               2,000,000             54,500,000

Total                                                                  216,200,000
__________________________________________________________________________________
Chemicals (0.7%)
Browning Ferris
  $7.25 Cv Pfd                                      225,000              8,015,625
Sigma-Aldrich                                       400,000             19,200,000

Total                                                                   27,215,625
__________________________________________________________________________________
Computers & office equipment (11.4%)
Apple Computer                                    2,000,000             86,000,000
Automatic Data Processing                           800,000             52,000,000
Compaq Computer                                     300,000 (b)         14,325,000
First Data                                          400,000             23,350,000
Fiserv                                              800,000 (b)         22,800,000
FTP Software                                        205,000 (b)          4,766,250

PAGE 43
Hewlett-Packard                                     250,000             20,000,000
HNC Software                                        300,000 (b)          7,462,500
Hummingbird Communications                          250,000 (b)          8,218,750
Network General                                     300,000 (b)         10,556,250
Novell                                            3,900,000 (b)         70,200,000
Pitney Bowes                                      1,000,000             40,625,000
Policy Mgmt Systems                                 600,000 (b)         29,700,000
Reynolds & Reynolds Cl A                          1,100,000             35,337,500
Technology Solutions                                300,000 (b)          4,687,500
Transaction Systems                                 250,000 (b)          6,125,000
VIASOFT                                             295,000 (b)          3,097,500

Total                                                                  439,251,250
__________________________________________________________________________________
Energy (1.0%)
Mobil                                               250,000             23,812,500
Unocal                                              500,000             14,562,500

Total                                                                   38,375,000
__________________________________________________________________________________
Financial services (2.7%)
Block (H&R)                                       1,450,000             56,550,000
Travelers                                         1,000,000             48,000,000

Total                                                                  104,550,000
__________________________________________________________________________________
Food (4.2%)
General Mills                                       945,000             48,785,625
Kellogg                                             102,900              6,945,750
Nabisco Holdings Cl A                               525,000             15,028,125
Pioneer Hi-Bred Intl                                500,000             21,500,000
Quaker Oats                                         400,000             13,900,000
Tootsie Roll                                        800,000             31,900,000
Wrigley, Wm Jr                                      500,000             22,562,500

Total                                                                  160,622,000
__________________________________________________________________________________
Foreign (6.1%)
Amway Asia Pacific                                  300,000             11,925,000
Amway Japan Ltd ADR                                 500,000 (b)          9,000,000
Astra                                               850,000 (b)         28,191,100
Femsa Coke                                        1,100,000 (b,f)       25,437,500
Fulcrum                                              60,000 (b)          1,230,000
Groupo Casa Autrey ADR                            1,000,000             17,250,000
Moore                                               500,000 (f)         10,437,500
News Corp Ltd ADR                                   520,000             11,830,000
News Corp Ltd ADR Pfd                               260,000              5,265,000
Panamerican Beverages                               127,500              3,793,125
Renaissance Energy                                  125,000 (b)          2,734,695
Repsol S. A. ADR                                    300,000              9,487,500
Reuters Holdings ADR                                300,000             15,712,500
Rogers Communication Cl B                         1,600,000 (b)         16,384,896
Royal Dutch Petroleum                               110,000             13,117,500
Seagram Ltd                                         600,000             22,200,000
Sony ADR                                            450,000             24,806,250
Tamro                                             1,500,000              6,087,000

Total                                                                  234,889,566
__________________________________________________________________________________
Health care (5.3%)
Benson Eyecare                                      850,000 (b)          7,862,500
Bristol-Myers Squibb                                300,000             20,587,500
 Centocor                                         1,500,000 (b)         18,187,500
Genentech                                           500,000 (b)         23,562,500
Guidant                                             400,000 (f)         10,100,000
IVAX                                                750,000             19,218,750
Mylan Labs                                        1,178,850             26,966,194
Stryker                                             900,000             37,575,000
Warner-Lambert                                      300,000             27,112,500
Watson Pharmaceuticals                              300,000 (b)         12,412,500

Total                                                                  203,584,944
__________________________________________________________________________________
Health care services (6.5%)
Beverly Enterprises                               1,300,000 (b)         17,225,000
Cardinal Health                                   1,172,800             62,744,800
Caremark Intl                                     1,000,000             20,750,000
Charter Medical                                     825,000 (b)         16,603,125
Foundation Health                                   500,000 (b)         17,312,500

PAGE 44
Gulf South Medical Supply                           250,000 (b)          7,062,500
Health Management Systems                           300,000 (b)          9,225,000
Horizon Healthcare                                  250,000 (b)          5,468,750
Retirement Care                                     250,000 (b)          4,187,500
Service Corp Intl                                   470,000             16,450,000
Stewart Enterprises Cl A                            700,000             22,312,500
United Healthcare                                 1,000,000             42,250,000
Universal Health Services Cl B                      260,300 (b)          8,947,813

Total                                                                  250,539,488
__________________________________________________________________________________
Household products (1.1%)
Dial Arizona                                        400,000              9,600,000
Newell                                            1,000,000             25,000,000
Playtex Products                                    600,000 (b)          5,925,000

Total                                                                   40,525,000
__________________________________________________________________________________
Industrial machines & services (3.9%)
Caterpillar                                         400,000             26,850,000
General Signal                                      700,000             24,850,000
Giddings & Lewis Wisc                             1,250,000             20,468,750
Greenfield Industries                               400,000             13,500,000
Illinois Tool Works                                 250,000             15,312,500
Stewart & Stevenson                                 300,000              9,562,500
WMX Technologies                                  1,300,000             38,187,500

Total                                                                  148,731,250
__________________________________________________________________________________
Industrial transportation (0.4%)
Arnold Industries                                   800,000             14,300,000
__________________________________________________________________________________
 Insurance (5.5%)
ACE Limited                                       1,000,000             30,750,000
Aetna Life & Casualty                               300,000             20,475,000
American Intl Group                                 450,000             36,281,250
Horace Mann Educators                             1,000,000             28,375,000
Reliance Group Holdings                              50,000                393,750
UNUM                                              2,000,000             96,000,000

Total                                                                  212,275,000
__________________________________________________________________________________
Leisure time & entertainment (2.1%)
Carnival Cl A                                       400,000              8,700,000
Circus Circus Enterprises                           341,700 (b)         11,190,675
Gaylord Entertainment Cl A                          315,000              8,741,250
Harrah's Entertainment                              400,000 (b)         12,750,000
Intl Game Technology                              1,100,000             15,675,000
Primadonna Resorts                                  900,000 (b)         18,225,000
Station Casinos                                     300,000 (b)          5,812,500

Total                                                                   81,094,425
__________________________________________________________________________________
Media (12.7%)
ACS Enterprises                                     400,000 (b)          7,250,000
American Telecasting                                350,000 (b)          3,762,500
Comcast Cl A                                      1,850,000             39,312,500
Cox Communications                                  600,000 (b)         11,850,000
Dun & Bradstreet                                    564,100             32,647,287
Gannett                                             675,000             36,112,500
Information Resources                               600,000 (b)          7,725,000
Jacor Communications                                551,000 (b)          9,160,375
Liberty Media Cl A                                1,925,000 (b)         51,132,812
Marvel Entertainment Group                        1,500,000 (b)         21,562,500
People's Choice TV                                  300,000 (b)          5,775,000
Reader's Digest Cl A                              2,000,000             92,500,000
Tele-Communications Cl A                          5,225,000 (b)         96,662,500
Time Warner                                       1,000,000             42,125,000
Turner Broadcasting Cl B                            950,000             29,212,500
Viacom Wts C                                        350,000 (b)          1,487,500

Total                                                                  488,277,974
__________________________________________________________________________________
Metals (--%)
Webco Industries                                    141,700 (b)            921,050
__________________________________________________________________________________
Multi-Industry (2.1%)
General Electric                                    725,000             42,684,375
Interim Services                                    325,000 (b)          8,450,000

PAGE 45
Minnesota Mining & Manufacturing                    300,000             16,387,500
 Romac                                               63,300 (b)          1,028,625
Westinghouse Electric                             1,000,000             13,625,000

Total                                                                   82,175,500
__________________________________________________________________________________
Paper & packaging (1.7%)
Champion Intl                                       300,000             16,987,500
Crown Cork & Seal                                   300,000 (b)         13,500,000
Kimberly-Clark                                      300,000             19,162,500
Stone Container                                     750,000 (b)         16,312,500

Total                                                                   65,962,500
__________________________________________________________________________________
Restaurants & lodging (0.6%)
Darden Restaurants                                  750,000 (b)          7,687,500
McDonald's                                          400,000             14,600,000

Total                                                                   22,287,500
__________________________________________________________________________________
Retail (5.6%)
Arbor Drugs                                         500,000              9,375,000
Federated Department Stores                         700,000 (b)         18,900,000
Food Lion Cl A                                    3,000,000             17,250,000
Josten's                                            300,000              7,200,000
May Department Stores                               300,000             12,712,500
Perrigo                                             650,000 (b)          8,775,000
Quality Food Centers                                825,000             20,418,750
Rite Aid                                            600,000             16,800,000
Ross Stores                                         300,000              4,800,000
Walgreen                                          1,550,000             37,975,000
Wal-Mart Stores                                   2,500,000             61,562,500

Total                                                                  215,768,750
__________________________________________________________________________________
Telecommunication equipment & services (0.8%)
NEXTEL Communications Cl A                        1,750,000 (b)         31,281,250
__________________________________________________________________________________

__________________________________________________________________________________
Textiles & apparel (0.4%)
Liz Claiborne                                       600,000             13,650,000
__________________________________________________________________________________
Utilities - telephone (2.8%)
AT & T                                              500,000             28,250,000
MCI Communications                                  600,000             14,437,500
Pacific Telesis Group                               650,000             18,443,750
U.S. West                                           875,000             38,062,500
 Windstar                                           500,000(b)           6,687,500

Total                                                                  105,881,250
__________________________________________________________________________________
Total common & preferred stocks & warrants
(Cost: $3,093,132,392)                                              $3,455,775,997
__________________________________________________________________________________

Short-term securities (1.9%)
Issuer                                 Annualized        Amount           Value(a)
                                         yield on    payable at
                                          date of      maturity
                                         purchase
__________________________________________________________________________________
U.S. government agency (--%)
Federal Home Loan Mtge Corp Disc Nts
09-08-95                                     5.69%   $  600,000     $      599,337
Federal Natl Mtge Assn Disc Nts
09-11-95                                     5.68       700,000            698,902

Total                                                                    1,298,239
__________________________________________________________________________________
Commercial paper (1.9%)
A.I. Credit
09-11-95                                     5.74     4,600,000          4,592,704
AT & T
09-21-95                                     5.75     4,200,000          4,186,653

PAGE 46
Bell Atlantic
09-14-95                                     5.74     9,700,000          9,679,964
Ciesco
09-13-95                                     5.75     6,500,000          6,487,607
Colgate Palmolive
09-19-95                                     5.76     7,000,000 (c)      6,979,945
Goldman Sachs
09-12-95                                     5.75     1,000,000            998,252
Metlife Funding
09-21-95                                     5.75     6,000,000          5,980,900
Pepsico
09-28-95                                     5.76     2,500,000 (c)      2,489,275
Pitney Bowes
09-20-95                                     5.75     3,100,000          3,090,625
Reed Elsevier
09-12-95                                     5.75     9,800,000 (c)      9,782,872
Safeco Credit
09-13-95                                     5.76     4,900,000          4,890,625
Sandoz
 09-22-95                                    5.75     3,900,000 (c)      3,886,964
SW Bell Telephone
09-08-95                                     5.76     1,300,000          1,298,549
Toyota Motor
09-01-95                                     5.75     4,400,000          4,400,000
Transamerica Financial
09-27-95                                     5.77     3,500,000          3,485,490

Total                                                                   72,230,425
__________________________________________________________________________________
Total short-term securities
(Cost: $73,528,664)                                                 $   73,528,664
__________________________________________________________________________________
Total investments in securities of unaffiliated issuers
(Cost: $3,255,807,155)                                              $3,622,612,161
__________________________________________________________________________________

Investments in securities of affiliated issuers (d)

Common stocks (6.6%)
Issuer                                                   Shares           Value(a)
__________________________________________________________________________________

Bolle America                                           325,000(b)       2,884,375
Career Horizons                                         525,000(b)      13,125,000
CIBER                                                   340,000(b)       7,990,000
Community Psych Centers                               2,629,300         30,894,275
Coram Healthcare                                      3,875,000(b)      18,890,625
DAKA Intl                                               300,000(b)       7,987,500
Envoy                                                   600,000(b)       6,300,000
FPA Medical Management                                  400,000(b)       4,400,000
HCC Insurance                                           500,000(b)      15,500,000
Health Management                                       650,000(b,f)     8,815,625
Insurance Auto Auctions                               1,100,000(b)      14,025,000
NBTY                                                  1,425,000(b)       8,460,938
Norton McNaughton                                       715,000(b)      15,193,750
Owens & Minor                                         2,100,000         30,450,000
PMT Services                                            475,000(b)       8,906,250
Regency Health Services                               1,100,000(b)      12,650,000
Renaissance Solutions                                   350,000(b)       6,912,500
Spiegel Cl A                                            810,000          9,618,750
SysteMed                                              1,275,000(b)       8,128,125
Ventritex                                             1,150,000(b)      23,287,500

__________________________________________________________________________________
Total investments in securities of affiliated issuers
(Cost: $272,811,155)                                                $  254,420,213
__________________________________________________________________________________
Total investments in securities
(Cost: $3,528,618,310)(h)                                           $3,877,032,374
__________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  These securities have been determined to be liquid under guidelines established by the board of directors.
(d) Investments representing 5% or more of the outstanding voting securities of the issuer.

PAGE 47
(e) Represents a security sold under Rule 144A which is exempt from registration under the
Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board of directors.
(f) Security is partially or fully on loan.  See Note 6 to the financial statements.
(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(h) At Aug. 31, 1995, the cost of securities for federal income tax purposes was $3,537,538,476 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation .....................................       $  435,636,636
Unrealized depreciation .....................................          (96,142,738)
__________________________________________________________________________________
Net unrealized appreciation .................................       $  339,493,898
__________________________________________________________________________________

PAGE 48

Retirement Annuity Mutual Funds                    (Percentages represent value of
August 31, 1995                          investments compared to total net assets)
International Equity Fund
__________________________________________________________________________________
Common stocks  (91.8%)
Issuer                                               Shares               Value(a)
__________________________________________________________________________________
Argentina (1.0%)
Multi-industry conglomerates
Perez Naviera B shares                            3,047,940         $   14,453,331
__________________________________________________________________________________
Australia (4.1%)
Banks and savings & loans (0.7%)
Westpac Banking                                   2,616,000              9,833,544
__________________________________________________________________________________
Energy (0.5%)
Broken Hill Proprietary                             516,516              7,494,647
__________________________________________________________________________________
Industrial transportation (0.8%)
Brambles Inds                                     1,183,616             11,905,993
__________________________________________________________________________________
Metals (1.6%)
CRA                                                 736,800             11,798,378
Pasminco                                          9,132,600             11,534,474
                                                                       ___________
Total                                                                   23,332,852
__________________________________________________________________________________
Paper & packaging (0.5%)
Amcor                                               925,000              7,203,900
__________________________________________________________________________________
Brazil (0.6%)
Communications equipment
Telebras ADR                                        203,800(c)           8,585,075
__________________________________________________________________________________
Canada (1.7)
Aerospace & defense (0.5%)
Bombardier Cl B                                     600,800              7,327,102
__________________________________________________________________________________
Communications equipment (0.3%)
BCE Mobile                                          150,300(b)           4,687,430
__________________________________________________________________________________
Electronics (0.5%)
Northern Telecom                                    177,300              6,515,775
__________________________________________________________________________________
Energy (0.4%)
Rennaissance Energy                                 255,300(b)           5,585,341
__________________________________________________________________________________
Chile (0.6%)
Utilities - telephone
Telefonos de Chile                                  116,000              8,468,000
__________________________________________________________________________________
Denmark (0.8%)
Utilities - telephone
TeleDanmark B Shares                                220,000             11,552,420
__________________________________________________________________________________
France (8.1%)
Automotive & related (0.4%)
Peugeot                                              44,305(b)           5,856,678
__________________________________________________________________________________
Banks and savings  & loans (1.8%)
Banque Nationale de Paris                           122,600              5,029,542
Credit Commercial de France                         494,930             21,068,470
                                                                    ______________
Total                                                                   26,098,012
__________________________________________________________________________________
Building materials (0.5%)
Lafarge-Coppee (Bearer)                              92,614              6,919,748
Lafarge-Coppee Bonus Shares                           9,261                691,945
                                                                    ______________
Total                                                                    7,611,693
__________________________________________________________________________________
Energy (2.0%)
Societe Nationale Elf Aquitaine                     259,820             19,026,359
Total Petroleum Cl B                                157,500(c)           9,251,865
                                                                         _________
Total                                                                   28,278,224
__________________________________________________________________________________
PAGE 49
Financial services (0.4%)
Cie de Suez                                         131,900              5,437,182
__________________________________________________________________________________
Food (0.7%)
Danone                                               61,000             10,009,978
__________________________________________________________________________________
Insurance (0.5%)
Union des Assurances Federales                       65,000              6,582,745
__________________________________________________________________________________
Metals (0.4%)
Usinor Sacilor                                      392,840(b)           6,453,968
__________________________________________________________________________________
Multi-industry conglomerates (1.4%)
Lyonnaise des Eaux Dumez                            207,000             19,892,700
__________________________________________________________________________________
Germany (1.5%)
Banks and savings & loans (0.9%)
Commerzbank                                          55,000             12,440,065
__________________________________________________________________________________
Chemicals (0.4%)
Henkel Pfd Shares                                    13,250              5,058,108
__________________________________________________________________________________
Retail (0.2%)
Karstadt                                             14,040              6,240,204
__________________________________________________________________________________
Hong Kong (2.5%)
Multi-industry conglomerates (1.6%)
Hutchison Whampoa                                 2,897,000             13,957,746
Swire Pacific Cl A                                1,200,000              8,990,400
                                                                       ___________
Total                                                                   22,948,146
__________________________________________________________________________________
Real estate (0.5%)
Sun Hung Kai Properties                             941,000              6,837,306
__________________________________________________________________________________
Retail (0.4%)
Dairy Farm Intl                                   5,500,000(c)           5,115,000
__________________________________________________________________________________
Indonesia (0.2%)
Multi-industry conglomerates
India Fund                                          350,000              3,412,500
__________________________________________________________________________________
Italy (2.2%)
Insurance (0.6%)
INA                                               5,993,800              8,295,419
__________________________________________________________________________________
Communications equipment (1.6%)
Stet Risp                                         2,900,000              7,084,700
Telecom Italia                                    5,256,000              8,441,136
Telecom Italia Mobil                              5,256,000              7,742,088
                                                                    ______________
Total                                                                   23,267,924
__________________________________________________________________________________
Japan (28.8%)
Banks and savings & loans (3.8%)
Fuji Bank                                           391,000              8,198,488
Mitsubishi Bank                                     185,000(c)           3,784,545
Sakura Bank                                       1,000,000             10,637,000
Sanwa Bank                                          883,000             16,889,141
Sumitomo Trust & Banking                          1,148,000             15,617,392
                                                                      ____________
Total                                                                   55,126,566
__________________________________________________________________________________
Building materials (4.7%)
Asahi Glass                                         720,000              8,174,160
Daiwa Kosho Lease                                   880,000              8,568,560
JGC                                                 200,300(c)           2,376,559
NGK Spark Plug                                    1,280,000(c)          16,888,320
Nihon Cement                                      1,429,000              9,134,168
Raito Kogyo                                         424,000              9,107,520
Sho-Bond                                            180,000(b,c)         5,909,940
Tostem                                              225,000              7,042,275
                                                                       ___________
Total                                                                   67,201,502
__________________________________________________________________________________
Chemicals (0.9%)
Sekisui Chemical                                  1,014,000             12,757,134
__________________________________________________________________________________
PAGE 50
Electronics (5.5%)
Hitachi                                           1,022,000(b)          11,184,768
Kyocera                                             165,000             14,581,875
Rohm                                                319,000(c)          19,675,282
TDK                                                 400,000             20,579,600
Yokogawa Electric                                 1,370,000             12,891,700
                                                                       ___________
Total                                                                   78,913,225
__________________________________________________________________________________
Health care (1.1%)
Banyu Pharmaceuticals                               433,000              4,782,918
Sankyo Pharmaceuticals                              465,000             10,368,570
                                                                      ____________
Total                                               898,000             15,151,488
__________________________________________________________________________________
Industrial equipment  & services (1.8%)
Mitsubishi Heavy Inds                             2,000,000             14,298,000
Secom                                               170,000             11,180,730
                                                                      ____________
Total                                                                   25,478,730
__________________________________________________________________________________
Insurance (1.1%)
Tokio Marine & Fire                               1,381,000             16,385,565
__________________________________________________________________________________
Leisure time & entertainment (0.3%)
Sega Enterprises                                    110,400(c)           4,799,198
__________________________________________________________________________________
Metals  (0.6%)
Hitachi Metals                                      718,000              8,371,880
__________________________________________________________________________________
Paper & packaging (0.7%)
Nippon Paper Inds                                 1,530,000              9,764,460
__________________________________________________________________________________
Real estate (1.7%)
Mitsubishi Estates                                  620,000              7,292,440
Mitsui Fudosan                                    1,300,000             16,754,400
                                                                      ____________
Total                                                                   24,046,840
__________________________________________________________________________________
Retail (1.6%)
Amway Japan                                          52,000              1,882,868
Autobocs Seven                                       40,000(b)           4,132,320
Family Mart                                          31,500              1,385,465
Ito-Yokado                                          132,000              7,034,412
Marui                                               472,000              8,303,896
                                                                       ___________
Total                                                                   22,738,961
__________________________________________________________________________________
Telecommunications (1.1%)
DDI                                                   1,800             15,207,896
__________________________________________________________________________________
Transportation (0.7%)
Nippon Express                                    1,184,000             10,220,288
__________________________________________________________________________________
Wire & cable (2.4%)
Nippon Denso                                        800,000             14,401,600
NTN                                               1,261,000              8,422,219
Sumitomo Electric Inds                              950,000             12,340,500
                                                                       ___________
Total                                                                   35,164,319
__________________________________________________________________________________
Miscellaneous (0.8%)
Itochu                                            1,848,000             11,490,864
__________________________________________________________________________________
Malaysia (2.6%)
Banks and savings & loans (0.3%)
Malayan Banking                                     603,500              4,958,356
__________________________________________________________________________________
Building materials (0.6%)
United Engineers                                  1,370,000              9,169,410
__________________________________________________________________________________
Leisure time & entertainment (0.3%)
Resorts World                                       809,000              4,214,890
__________________________________________________________________________________
Multi-industry conglomerates (0.7%)
Sime Darby                                        3,720,000              9,467,400
__________________________________________________________________________________
Utilities - telephone (0.7%)
Telekom Malaysia                                  1,497,000             10,499,958
__________________________________________________________________________________
PAGE 51
Mexico (1.1%)
Building materials (0.9%)
Cemex & Telmex Series A ADR                          75,000                649,995
Cemex & Telmex Series B ADR                       1,130,000              5,193,644
Empresas ICA Sociedad Controladora ADR              553,500(c)           6,642,000
                                                                       ___________
Total                                                                   12,485,639
__________________________________________________________________________________
Financial services (0.1%)
Banorte Series C                                    828,000(b)           1,253,146
__________________________________________________________________________________
Retail (0.1%)
Benavides B Shares                                  586,900                748,001
__________________________________________________________________________________
Netherlands (4.5%)
Chemicals (1.1%)
Akzo Nobel                                          140,260             16,546,192
__________________________________________________________________________________
Food (1.1%)
Unilever                                            127,000             15,661,640
__________________________________________________________________________________
Industrial equipment & services (0.2%)
Stork VMF                                           116,035              2,928,143
__________________________________________________________________________________
Insurance (0.9%)
Intl Nederlanden Groep                              227,055             12,619,490
__________________________________________________________________________________
Media (1.2%)
Elsevier                                          1,400,000             17,707,200
__________________________________________________________________________________
New Zealand (1.2%)
Paper & packaging
Carter Holt Harvey                                3,851,000              8,764,876
Fletcher Challenge                                3,263,100              8,869,106
                                                                       ___________
Total                                                                   17,633,982
__________________________________________________________________________________
Norway (0.5%)
Energy (0.3%)
Saga Petroleum Cl A                                 343,860              4,315,443
__________________________________________________________________________________
Industrial transportation (0.2%)
First Olsen Tankers                                 408,000(b)           3,116,712
__________________________________________________________________________________
Philippines (0.4%)
Utilities - telephone
Philippines Long Distance Telephone ADR              99,900(c)           6,281,213
__________________________________________________________________________________
Singapore (4.1%)
Automotive & related (0.8%)
Cycle & Carriage                                  1,306,000             11,945,982
__________________________________________________________________________________
Banks and savings & loan (1.2%)
Development Bank Singapore                          539,500(b)           6,149,221
Overseas Union Bank                               1,714,350             10,613,541
                                                                       ___________
Total                                                                   16,762,762
__________________________________________________________________________________
Beverages & tobacco (0.7%)
Fraser & Neave                                      916,600             10,383,245
__________________________________________________________________________________
Industrial equipment & services (0.5%)
Sembawang Shipyard                                1,243,000              7,127,362
__________________________________________________________________________________
Industrial transportation (0.9%)
Keppel                                            1,647,000             13,210,587
__________________________________________________________________________________
Spain (4.3%)
Banks and savings & loans (1.8%)
Argentaria Bancaria de Espana                       380,000             14,514,860
Banco Popular de Espana                              70,000             10,773,490
                                                                       ___________
Total                                                                   25,288,350
__________________________________________________________________________________
Energy (0.9%)
Repsol                                              414,000             12,990,906
__________________________________________________________________________________
Telecommunications (1.6%)
Telefonica                                        1,669,800             22,635,809
__________________________________________________________________________________
PAGE 52
Sweden (1.7%)
Industrial equipment & services
Asea B Free Shares                                   94,500              8,366,463
Ericsson (LM) B Free                                750,000(b)          16,034,250
                                                                      ____________
Total                                                                   24,400,713
__________________________________________________________________________________
Switzerland (2.7%)
Banks and savings & loans (1.3%)
Swiss Bank                                          113,500(b)          19,381,374
__________________________________________________________________________________
Health care (1.4%)
Sandoz                                               28,500             20,554,799
__________________________________________________________________________________
Thailand (0.5%)
Banks and savings & loans
Siam Commercial Bank                                616,000              6,636,784
__________________________________________________________________________________
United Kingdom (16.1%)
Banks and savings & loans (1.7%)
Natl Westminster                                  2,611,744             23,853,058
__________________________________________________________________________________
Beverages & tobacco (1.7%)
BAT Inds                                          1,310,000             10,246,820
Guinness                                          1,780,000             13,563,600
                                                                     _____________
Total                                                                   23,810,420
__________________________________________________________________________________
Health care (1.7%)
Glaxo Holdings                                    1,643,800             19,541,494
SmithKline Beecham                                  580,065              5,383,583
                                                                    ______________
Total                                                                   24,925,077
__________________________________________________________________________________
Leisure time & entertainment (1.5%)
Rank Organisation                                 3,225,000             22,071,900
__________________________________________________________________________________
Machinery (1.8%)
Siebe                                             2,530,000             26,112,130
__________________________________________________________________________________
Metals (0.8%)
RTZ                                                 907,000             12,288,943
__________________________________________________________________________________
Multi-industry conglomerates (2.0%)
Ampolex                                           3,953,821              9,331,018
BTR                                               2,000,000             10,584,000
Framlington Maghreb Fund Units                       50,000(b)           2,281,250
Hanson                                            2,172,800              7,300,608
                                                                       ___________
Total                                                                   29,496,876
__________________________________________________________________________________
Retail (2.6%)
Argyll Group                                      3,230,000             17,645,490
Kingfisher                                        1,128,095              7,965,479
Next                                              1,958,100             11,729,019
                                                                      ____________
Total                                                                   37,339,988
__________________________________________________________________________________
Transportation (1.4%)
British Airways                                   3,050,000             20,163,550
__________________________________________________________________________________
Utilities - telephone (0.9%)
Vodafone Group                                    3,328,995             13,688,827
__________________________________________________________________________________
Total common stocks
(Cost: $1,250,927,329)                                              $1,324,276,435
__________________________________________________________________________________
Other (0.1%)
Japan
Fujitsu
Warrants                                             11,000         $    1,342,020
__________________________________________________________________________________
Total other
(Cost: $2,036,136)                                                  $    1,342,020
__________________________________________________________________________________

PAGE 53

Bond (0.5%)
Issuer                                            Principal              Value (a)
                                                     Amount
__________________________________________________________________________________
Renong
(U.S. Dollar)
2.50% Cv 2005                                    $6,000,000(d)      $    7,125,000
(Cost $6,005,618)
__________________________________________________________________________________

Short-term securities (9.5%)
Issuer                                 Annualized        Amount           Value(a)
                                        yield on     payable at
                                         date of       maturity
                                        purchase
__________________________________________________________________________________
U.S. government agency (0.4%)
Federal Natl Mtge Assn
09-05-95                                     5.68%  $   900,000     $      899,435
09-12-95                                     5.67     4,300,000          4,292,576
                                                                       ___________
Total                                                                    5,192,011
__________________________________________________________________________________
Commercial paper (9.1%)
Banc One Milwaukee
09-19-95                                     5.74     3,700,000          3,688,069
Barclays U.S. Funding
09-29-95                                     5.75     5,700,000          5,674,686
BBV Finance (Delaware)
09-21-95                                     5.76     6,000,000          5,980,900
CAFCO
09-22-95                                     5.75     2,500,000          2,491,658
Cargill
09-22-95                                     5.74     5,000,000          4,983,317
09-22-95                                     5.77     5,000,000          4,983,317
Ciesco LP
09-27-95                                     5.75     5,900,000          5,875,626
CIT Group
09-06-95                                     5.79     3,900,000          3,896,885
09-29-95                                     5.79     5,900,000          5,873,614
Colgate Palmolive
09-18-95                                     5.78     2,700,000(e)       2,692,669
09-28-95                                     5.77     4,300,000(e)       4,281,521
Commerzbank
09-15-95                                     5.76     8,000,000          7,982,173
Deutsche Bank Financial
09-11-95                                     5.76     2,800,000          2,795,551
Harris Bank
09-18-95                                     5.77     6,500,000          6,500,000
Intel
09-26-95                                     5.74     4,200,000          4,183,346
Lilly (Eli)
10-02-95                                     5.76     6,500,000          6,467,984
Metlife
09-21-95                                     5.76    10,200,000         10,167,530
Natl Bank Detroit Canada
09-28-95                                     5.75     2,000,000          1,991,420
PACCAR Financial
09-20-95                                     5.75     5,000,000          4,984,905
Penney (JC) Funding
09-11-95                                     5.76     3,700,000          3,694,111
09-20-95                                     5.76     2,700,000          2,691,835
PepsiCo
09-29-95                                     5.77       900,000            895,989
Pitney Bowes Credit
10-10-95                                     5.68     4,000,000          3,972,454
SAFECO Credit
09-14-95                                     5.80     3,700,000          3,692,291
Southern California Gas
10-11-95                                     5.77     2,500,000          2,484,083
Toyota Motor
09-05-95                                     5.76     6,900,000          6,895,607
Transamerica Financial
09-27-95                                     5.77     6,400,000          6,373,468

PAGE 54
USL Capital
10-06-95                                     5.76     4,400,000          4,375,531
U S WEST
09-07-95                                     5.94     1,000,000            998,887
                                                                       ___________
Total                                                                  131,569,427
__________________________________________________________________________________
Total short-term securities
(Cost: $136,776,782)                                                $  136,761,438
__________________________________________________________________________________
Total investments in securities
(Cost: $1,395,745,865)(f)                                           $1,469,504,893
__________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Security is partially or fully on loan.  See Note 6 to the financial statements.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.  This security has been determined to be liquid under guidelines established by the board of directors.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  This security has been determined to be liquid under guidelines established by the board of directors.
(f) At Aug. 31, 1995, this also represents the cost of securities for federal income tax purposes.  The aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $  127,406,605
Unrealized depreciation                                                (53,647,577)
__________________________________________________________________________________
Net unrealized appreciation                                         $   73,759,028
__________________________________________________________________________________

PAGE 55

Retirement Annuity Mutual Funds                   (Percentages represent value of
August 31, 1995                         investments compared to total net assets)
Aggressive Growth Fund
__________________________________________________________________________________
Bond (0.3 %)
Issuer                                           Principal               Value(a)
                                                    Amount
__________________________________________________________________________________
Boston Chicken
Zero Coupon Cv with attached put
   8.00% 2015                                  $20,000,000 (e)      $    4,675,000
(Cost: $4,249,115)
__________________________________________________________________________________

Common & preferred stocks (87.9%)
Issuer                                              Shares               Value(a)
__________________________________________________________________________________
Aerospace & defense (0.5%)
Loral                                              140,000               7,665,000
__________________________________________________________________________________
Automotive & related (0.3%)
Titan Wheel Intl                                   157,600               4,215,800
__________________________________________________________________________________
Banks and savings & loans (2.9%)
Bank of Boston                                     280,000              12,320,000
Citicorp                                           175,000              11,615,625
First Fidelity Bancorporation                      120,000               7,845,000
Green Tree Financial                              160, 000               9,320,000

Total                                                                   41,100,625
__________________________________________________________________________________
Beverages & tobacco (0.7%)
Canandaigua Wine                                   210,000 (b)           9,922,500
__________________________________________________________________________________
Building materials (1.2%)
Centex                                             250,000               7,312,500
Tyco Intl                                          150,000               8,868,750

Total                                                                   16,181,250
__________________________________________________________________________________
Chemicals (2.1%)
Air Products & Chem                                130,000               6,971,250
IMC Global                                         120,000               7,590,000
Praxair                                            310,000               8,060,000
U.S. Filter                                        350,000 (b)           7,700,000

Total                                                                   30,321,250
__________________________________________________________________________________
Communications equipment (5.2%)
ADC Telecommunications                             280,000 (b)          10,850,000

See accompanying notes to investments in securities.

Andrew                                             110,000 (b)           6,407,500
Ascend Communications                              100,000 (b)           6,450,000
BroadBand Technologies                             220,000 (b)           5,390,000
Cascade Communications                             100,000 (b)           4,550,000
EIS Intl                                           330,000 (b)           6,228,750
General Instrument                                 180,000 (b)           6,570,000
Mobile Telecommunication Technologies              225,000 (b)           6,918,750
Stratacom                                          140,000 (b)           6,860,000
Tellabs                                            275,000 (b)          12,856,250

Total                                                                   73,081,250
__________________________________________________________________________________
Computers & office equipment (19.4%)
American Management Systems                        375,000 (b)           9,562,500
Broadway & Seymour                                 370,000 (b)          10,498,750
Ceridian                                           210,000 (b)           9,187,500
Cisco Systems                                      485,000 (b)          31,828,125
Computer Sciences                                  180,000 (b)          10,845,000
Computron Software                                  12,700 (b)             241,300
First Data                                         130,000               7,588,750
Gateway  2000                                      250,000 (b)           6,656,250
Informix                                           280,000 (b)           7,840,000

PAGE 56
Intersolv                                          290,000 (b)           5,727,500
Key Tronic                                         300,000 (b)           4,575,000
Komag                                              110,000 (b)           6,847,500
Macromedia                                         150,000 (b)           7,462,500
Mercury Interactive                                270,000 (b)           6,108,750
MicroAge                                           440,000 (b)           5,170,000
Minnesota Educational Computing                    230,000 (b)           6,670,000
National Data                                      225,000               5,793,750
NETCOM                                             190,000 (b)           7,101,250
Network General                                    250,000 (b)           8,796,875
Novell                                             300,000 (b)           5,400,000
Oracle                                             450,000 (b)          18,056,250
Parametric Technology                              280,000 (b)          15,470,000
Sanmina                                            150,000 (b)           6,825,000
Sierra On-line                                     270,000 (b)          10,530,000
Silicon Graphics                                   180,000 (b)           7,605,000
Softkey Intl                                       190,000 (b)           7,576,250
Sterling Software                                  200,000 (b)           8,925,000
Storemedia                                         106,700 (b)           4,428,050
Symantec                                           220,000 (b)           6,352,500
Synopsys                                           115,000 (b)           6,670,000
3Com                                               300,000 (b)          11,700,000
Wonderware                                         180,000 (b)           6,210,000

Total                                                                  274,249,350
__________________________________________________________________________________
Electronics (11.5%)
AVX                                                231,900 (b)           7,362,825
Applied Materials                                   90,000 (b)           9,360,000
Atmel                                              260,000 (b)           8,222,500
Credence Systems                                   210,000 (b)           7,402,500
Cypress Semiconductor                              140,000 (b)           6,387,500
GaSonics Intl                                      150,000 (b)           5,212,500
Intel                                              125,000               7,671,875
Integrated Device Technology                       240,000 (b)          13,830,000
ITI Technologies                                   260,000 (b)           7,280,000
ITEL                                               185,000 (b)           6,983,750
KLA Instruments                                     80,000 (b)           6,840,000
LAM Research                                       100,000 (b)           6,025,000
Linear Technology                                  120,000               9,720,000
Maxim Integrated Products                          140,000 (b)          10,675,000
Microchip Technologies                             250,000 (b)           9,500,000
Micron Technology                                  220,000              16,912,500
Molex                                              180,000               7,740,000
Plasma & Materials Technologies                     80,000 (b)           1,520,000
Vishay Intertechnology                             130,000 (b)           5,265,000
Xilinx                                             180,000 (b)           7,717,500

Total                                                                  161,628,450
__________________________________________________________________________________
Energy (0.5%)
Noble Affiliates                                   240,000               6,630,000
__________________________________________________________________________________
Energy equipment and services (1.6%)
Baker Hughes                                       350,000               7,875,000
Fluor                                              130,000               7,605,000
Global Marine                                    1,100,000 (b)           7,425,000

Total                                                                   22,905,000
__________________________________________________________________________________
Financial services (3.1%)
ADVANTA A                                           20,000                 827,500
ADVANTA B                                          200,000               7,475,000
First Financial Management                          50,000               4,506,250
Olympic Financial                                  300,000 (b)           6,862,500
Paychex                                            360,000              14,760,000
Price (T. Rowe) Associates                          75,000               3,562,500
Salomon                                            160,000               6,140,000

Total                                                                   44,133,750
__________________________________________________________________________________
Foreign (7.1%)
Astra A                                            205,000               6,799,030
Autoliv                                            120,000 (b)           7,252,680
Danka Business Systems                             400,000              12,100,000
Loewen Group                                       210,000               8,032,500
Nera Telecom                                        42,000 (b)           1,372,875
Nokia Preferred                                    350,000 (b)          24,281,250
Renaissance Energy                                 275,000 (b)           6,016,329

PAGE 57
SAP Preferred                                       75,000              11,104,650
Schlumberger                                       120,000               7,740,000
Seagram                                            210,000               7,770,000
Teva Pharmaceutical ADR                            200,000               7,575,000

Total                                                                  100,044,314
__________________________________________________________________________________

Health care (9.1%)
Amgen                                              170,000 (b)           8,138,750
AMSCO Intl                                         400,000 (b)           7,150,000
Arrow Intl                                         150,000               6,150,000
Autoimmune                                         291,500 (b)           4,190,312
Biogen                                             140,000 (b)           7,665,000
Biomet                                             450,000 (b)           7,312,500
CliniCom                                           325,000 (b)           6,987,500
Cordis                                             110,000 (b)           8,497,500
Emisphere Technologies                             252,400 (b)           1,956,100
Forest Labs                                        164,100 (b)           7,343,475
Gensia                                             300,000 (b)           1,687,500
Gilead Sciences                                    275,000 (b)           5,981,250
IDEXX Laboratories                                 850,000 (b)          28,793,750
Medtronic                                           90,000               8,493,750
SciClone Pharmaceuticals                           602,100 (b)           5,268,375
Sequus Pharmaceuticals                             353,300 (b)           4,637,062
Target Therapeutics                                160,000 (b)           7,800,000

Total                                                                  128,052,824
__________________________________________________________________________________
Health care services (5.2%)
Caremark Intl                                      350,000               7,262,500
Curative Technologies                              140,000 (b)           1,837,500
Foundation Health                                  106,800 (b)           3,697,950
HBO & Company                                      532,000              29,260,000
Medaphis                                           250,000 (b)           5,781,250
Patterson Dental                                   250,000 (b)           6,500,000
PhyCor                                             180,000 (b)           7,515,000
Physician Resources Group                          275,000 (b)           4,846,875
Stewart Enterprises                                220,000               7,012,500

Total                                                                   73,713,575
__________________________________________________________________________________
Industrial equipment & services (4.9%)
Case                                               200,000               7,550,000
Cincinnati Milacron                                225,000               7,453,125
Computational Systems                               85,000 (b)           1,317,500
Energy Biosystems
8% Cv Pfd                                           35,000 (b,c)         1,627,500
KEMET                                              120,000 (b)           6,840,000
Lincoln Electric                                   250,000 (b)           7,406,250
Littlefuse                                         215,000 (b)           7,148,750
Sanifill                                           300,000 (b)           9,562,500
Thermo Electron                                    300,000 (b)          12,937,500
United Waste Systems                               200,000 (b)           7,750,000

Total                                                                   69,593,125
__________________________________________________________________________________
Insurance (0.6%)
Horace Mann Educators                              275,000               7,803,125
__________________________________________________________________________________
Leisure time & entertainment (1.3%)
Ride                                               421,700 (b)           7,379,750
Station Casinos                                    385,000 (b)           7,459,375
3DO                                                300,000 (b)           3,862,500

Total                                                                   18,701,625
__________________________________________________________________________________
Media (1.3%)
Infinity Broadcasting Cl A                         225,000 (b)           8,071,875
Thomas Nelson                                       53,400               1,361,700
Viacom Cl B                                        170,000 (b)           8,266,250

Total                                                                   17,699,825
__________________________________________________________________________________
Multi-industry  conglomorates (0.8%)
Kelly Services                                     250,000               7,187,500
Veeco Instruments                                  206,000 (b)           4,635,000

Total                                                                   11,822,500
__________________________________________________________________________________

PAGE 58
Paper & packaging (1.0 %)
Crown Cork & Seal                                  175,000 (b)           7,875,000
Stone Container                                    300,000               6,525,000

Total                                                                   14,400,000
__________________________________________________________________________________
Restaurants & lodging (1.3%)
Applebee's Intl                                    150,000               4,500,000
Boston Chicken                                      50,000 (b)           1,200,000
Hospitality Franchise                              260,000 (b)          12,187,500

Total                                                                   17,887,500
__________________________________________________________________________________
Retail (5.3%)
CUC Intl                                           460,000 (b)          15,697,500
Egghead                                            500,000 (b)           6,000,000
Family Dollar Stores                               400,000               7,300,000
Federated Dept Stores                              260,000 (b)           7,020,000
General Nutrition                                  184,200 (b)           7,690,350
Jostens                                            330,000               7,920,000
Office Depot                                       210,000 (b)           6,536,250
Rite Aid                                           260,000               7,280,000
Viking Office Products                             270,000 (b)           9,720,000

Total                                                                   75,164,100
__________________________________________________________________________________
Textiles & apparel (0.5%)
Nine West Group                                    175,000 (b)           7,459,375
__________________________________________________________________________________
Utilities - telephone (0.5%)
Palmer Wireless                                    300,000 (b)           6,900,000
__________________________________________________________________________________
Total common & preferred stocks
(Cost: $912,331,536)                                                $1,241,276,113
__________________________________________________________________________________

Short-term securities (12.2%)
Issuer                                 Annualized        Amount           Value(a)
                                        yield on     payable at
                                         date of       maturity
                                        purchase
__________________________________________________________________________________
U.S. government agency (0.3%)
Federal Home Loan Mtge Corp Disc Nts
09-20-95                                     5.66%   $4,500,000     $    4,486,605

__________________________________________________________________________________
Certificate of Deposit (0.4 %)
NationsBank Nts
09-12-95                                     5.75     5,600,000          5,587,527
__________________________________________________________________________________
Commercial paper (11.5%)
Amer General
09-13-95                                     5.76     8,100,000          8,084,529
10-11-95                                     5.77     8,200,000          8,147,702
Avco
09-27-95                                     5.75     3,900,000          3,883,860
CAFCO
09-05-95                                     5.75     7,300,000          7,295,352
09-14-95                                     5.75     5,000,000          4,989,672
10-26-95                                     5.75     6,000,000          5,947,750
Cargill
09-05-95                                     5.75     4,900,000          4,896,897
09-22-95                                     5.77     5,000,000          4,983,317
CIT Group
09-26-95                                     5.76     8,400,000          8,366,575
Commerzbank U.S. Finance
10-03-95                                     5.76     2,200,000          2,188,795
CPC Intl
09-21-95                                     5.89     9,700,000(d)       9,665,850
Dresdner U.S. Finance
09-06-95                                     5.83     7,000,000          6,993,743
Fleet Funding
09-19-95                                     5.75     7,000,000(d)       6,979,945
Goldman Sachs
09-12-95                                     5.75     7,800,000          7,786,367

PAGE 59
Household Finance
09-12-95                                     5.78     8,500,000          8,485,066
Lilly (Eli)
10-13-95                                     5.70     7,500,000          7,444,951
Merrill Lynch
11-07-95                                     5.76     2,500,000          2,472,422
Metlife Funding
09-01-95                                     5.75     7,600,000          7,600,000
Mobil  Australia
10-31-95                                     5.79     3,500,000(d)       3,465,366
Motorola
09-14-95                                     5.75     4,200,000          4,191,325
Norfolk Southern
09-18-95                                     5.96     1,100,000(d)       1,096,370
Pacific Mutual
09-06-95                                     5.76     1,100,000          1,099,123
Penney J.C. Funding
09-11-95                                     5.76       900,000            898,568
PepsiCo
09-29-95                                     5.77     6,500,000          6,471,032
Pitney Bowes Credit
10-10-95                                     5.68     6,000,000          5,958,681
Safeco Credit
09-07-95                                     5.95     6,000,000          5,992,379
Sandoz
10-24-95                                     5.75     5,500,000          5,451,149
11-20-95                                     5.78     3,500,000          3,454,010
Southwestern Bell Capital
10-05-95                                     5.67     3,000,000(d)       2,981,881
USL Capital
10-12-95                                     5.77     1,800,000          1,788,253
US WEST
09-08-95                                     5.92     2,900,000          2,896,194

Total                                                                  161,957,124
__________________________________________________________________________________
Total short-term securities
(Cost: $172,070,010)                                                $  172,031,256
__________________________________________________________________________________
Total investments in securities
(Cost: $1,088,650,661)(f)                                           $1,417,982,369
__________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.  These securities have been determined to be liquid under guidelines established by the board of directors.
(d) Commerical paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  These securities have been determined to be liquid under guidelines established by the board of directors.
(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(f) At Aug. 31, 1995, the cost of securities for federal income tax purposes was
$1,089,815,426 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation......................................       $  337,503,485
Unrealized depreciation......................................           (9,336,542)
__________________________________________________________________________________
Net unrealized appreciation..................................       $  328,166,943
__________________________________________________________________________________

PAGE 60

Retirement Annuity Mutual Funds                    (Percentages represent value of
August 31, 1995                          investments compared to total net assets)
Special Income Fund

Bonds (92.8%)
Issuer                                                    Coupon           Maturity          Principal            Value(a)
                                                           rate              year             amount
___________________________________________________________________________________________________________________________________
U.S. government obligations (14.0%)
Resolution Financial Trust Company Strips
  Zero Coupon                                              8.03%            2015            70,000,000(k)     $   17,949,400
Resolution Funding                                         8.125            2019             7,065,000             8,083,278
U.S. Treasury Bonds                                        7.25             2016            12,700,000            13,415,518
                                                           7.50             2016            40,000,000            43,398,400
                                                           8.125            2019            50,000,000            57,973,500
U.S. Treasury Notes                                        6.375            2002            14,000,000            14,136,080
                                                           7.50             2001            50,000,000            53,405,500
                                                           7.875            1996            30,000,000            30,300,300

Total                                                                                                            238,661,976
___________________________________________________________________________________________________________________________________
Mortgage backed securities (18.2%)
Federal Home Loan Mtge Corp                                8.00             2024             4,876,823             4,983,528
                                                           8.00             2024             5,802,648             5,929,610
                                                           9.00             2007            14,724,221            15,437,462
                                                           9.00             2025             4,653,507             4,858,541
  Collateralized Mtge Obligation                           7.00             2022            10,455,000            10,046,210
                                                           7.00             2022            12,940,000            12,417,095
                                                           8.50             2022            10,000,000            10,731,400
  Inverse Floater                                          2.90             2023             6,101,857(g)          3,193,773
  Inverse Floater                                          3.56             2024            16,150,000(g)          7,957,912
Federal Natl Mtge Assn                                     6.00             2024             9,727,651             9,128,817
                                                           6.50             2023            70,216,631            67,539,973
                                                           6.50             2010            14,589,673            14,393,587
                                                           8.00             2021               898,870               918,250
                                                           8.00             2022             5,994,391             6,123,630
                                                           8.50             2007            15,338,113            15,922,648
                                                           8.50             2023            12,287,226            12,701,920
                                                           9.00             2005            31,173,102            32,702,454
                                                           9.00             2024            12,895,107            13,459,267
  Inverse Floater                                          3.76             2023            7,244,751(g)           4,388,581
  Inverse Floater                                          1.75             2021            10,977,637(g)          6,630,822
Government Natl Mtge Assn                                  6.00             2023            19,644,461            18,355,392
                                                           6.00             2024            24,024,378            22,447,899
  Adjustable Rate Mortgage                                 6.00             2024             9,544,390(i)          9,699,486

Total                                                                                                            309,968,257
___________________________________________________________________________________________________________________________________
Airlines (1.1%)
AMR                                                        9.50             2001             4,500,000             4,920,660
See accompanying notes to investments in securities.

Delta Air Lines
  Sr Deb                                                  10.375            2011             6,250,000             7,316,687
Reno Air
  Cv                                                       9.00             2002             1,000,000(d,h)          995,000
United Air Lines                                          10.67             2004             4,500,000             5,229,990

Total                                                                                                             18,462,337
___________________________________________________________________________________________________________________________________
Automotive & related (2.2%)
Ford Motor Credit                                          7.50             2003             5,000,000             5,181,850
GMAC                                                       5.95             1998            10,000,000             9,829,500
                                                           7.85             1997            20,000,000            20,614,400
Mascotech                                                  4.50             2003             3,500,000             2,616,250

Total                                                                                                             38,242,000
___________________________________________________________________________________________________________________________________
Banks and savings & loans (1.1%)
BankAmerica                                                7.50             2002             7,500,000             7,769,925
Fleet/Norstar Fin'l                                        9.00             2001             5,000,000             5,537,250
                                                           9.90             2001             5,000,000             5,716,350

Total                                                                                                             19,023,525

PAGE 61
___________________________________________________________________________________________________________________________________
Building materials (1.3%)
Centex                                                     9.05             1996             5,000,000             5,092,100
Georgia-Pacific                                            8.125            2023             5,000,000             4,990,750
MDC Holding                                               11.125            2003             2,500,000             2,246,875
Masco                                                      9.00             2001             5,000,000             5,572,950
Peters (JM)                                               12.75             2002             1,380,000             1,243,725
Southdown
  Sub Nts                                                 14.00             2001             3,000,000             3,382,500

Total                                                                                                             22,528,900
___________________________________________________________________________________________________________________________________
Chemicals (0.7%)
G-I Holdings
  Zero Coupon
  Sub Nts                                                 11.37             1998             4,000,000(k)          2,910,000
General Chemical                                           9.25             2003             5,000,000             4,975,000
Huntsman                                                  11.00             2004             3,500,000             3,845,625

Total                                                                                                             11,730,625
___________________________________________________________________________________________________________________________________
Computers & office equipment (0.2%)
Conner Peripherals
  Cv                                                       6.50             2002             3,000,000             2,610,000
___________________________________________________________________________________________________________________________________
Electronics (0.2%)
Berg Electronics                                          11.375            2003             3,000,000             3,165,000
___________________________________________________________________________________________________________________________________
Energy (2.9%)
Atlantic Richfield                                         8.75             2032            10,000,000            11,652,300
Mesa Capital                                              12.75             1998             5,000,000(j)          4,625,000
Occidental Petroleum                                      10.98             2000             5,000,000             5,820,150
  with attached put                                        9.25             2019             8,725,000            10,332,319
Oryx Energy                                               10.00             2001             5,000,000             5,456,250
PDV America                                                7.875            2003             7,500,000             6,853,050
Triton Energy
  Zero Coupon                                              9.75             1996             5,000,000(l)          4,525,000

Total                                                                                                             49,264,069
___________________________________________________________________________________________________________________________________
Energy equipment & services (0.2%)
McDermott                                                  9.375            2002             3,000,000             3,378,150
___________________________________________________________________________________________________________________________________
Financial services (1.8%)
Developers Div Realty                                      7.00             1999             1,500,000             1,520,625
First Union REIT
  Sub Nts                                                  8.875            2003             4,000,000             3,560,000
GPA Delaware                                               8.75             1998             3,000,000             2,670,000
Household Finance                                          9.55             2000             6,500,000             7,250,685
Liberty Property Trust
  Cv                                                       8.00             2001             1,250,000             1,268,750
Malan Realty REIT
  Cv                                                       9.50             2004             2,750,000             2,437,187
Olympic Financial                                         13.00             2000             6,500,000             6,865,625
Salomon                                                    8.91             1998             4,800,000             4,983,888

Total                                                                                                             30,556,760
___________________________________________________________________________________________________________________________________
Food (0.1%)
Specialty Foods                                           11.25             2003             1,000,000(d)            995,000
  Zero Coupon                                             13.00             1999             1,000,000(d,l)          515,000

Total                                                                                                              1,510,000
___________________________________________________________________________________________________________________________________
Foreign (21.3%)(c)
Aegon
  (Euro Dollar) Cv                                         4.75             2004             1,175,000             1,421,750
 Alcan Aluminum
  (U.S. Dollar)                                            8.875            2022             6,750,000             7,338,398
Banca Italy N.Y.
  (U.S. Dollar)                                            8.25             2007             5,000,000             5,206,600
Carter Holt Harvey
  (U.S. Dollar)                                            8.875            2004             5,000,000             5,636,150
City of Helsinki
  (U.S. Dollar) Sr Nts                                     7.95             2006             2,000,000(e)          1,889,200
  (U.S. Dollar)                                            8.40             2007             1,800,000(e)          1,768,500
  (U.S. Dollar)                                            8.45             2006             1,200,000(e)          1,176,000
  (U.S. Dollar)                                            8.70             2006             1,600,000(e)          1,596,480
  (U.S. Dollar)                                            9.20             2006             1,500,000(e)          1,524,750

PAGE 62
Doman Industries
  (U.S. Dollar)                                            8.75             2004             5,000,000             4,856,250
Ford Capital BV
  (U.S. Dollar)                                            9.875            2002             5,000,000             5,814,700
Govt of Canada
  (Canadian Dollar)                                        7.82             2001            17,000,000            14,229,289
Govt of Poland
  (U.S. Dollar) Stepup Nts                                 3.25             2014            38,000,000(j)         23,251,250
  (U.S. Dollar)                                            7.75             2000             7,000,000(d)          7,000,000
  (U.S. Dollar) Stepup Nts                                 2.75             2024            15,000,000(j)          6,581,250
Groupe Videotron
  (U.S. Dollar)                                           10.625            2005             2,000,000             2,110,000
Guang Dong Enterprise
  (U.S. Dollar)                                            8.75             2003             7,500,000(d)          6,756,000
Gulf Canada Resources
  (U.S. Dollar)                                            9.00             1999             5,000,000             5,075,000
Hydro Quebec
  (U.S. Dollar)                                            8.50             2029            20,000,000            21,634,600
Korea Electric Power
  (U.S. Dollar)                                            7.75             2013             3,100,000             3,132,395
MacMillan Bloedel
  (U.S. Dollar)                                            8.50             2004             7,500,000             8,123,025
Mexican U.S. Series C
  (U.S. Dollar)                                            6.938            2019             4,000,000(b,g)        2,845,000
Mexican Cetes
  (Mexican Peso)
  Zero Coupon
  Treasury Bill                                              --             1996            79,102,180            10,662,104
  Treasury Bill                                              --             1996           152,704,770            21,081,199
  Treasury Bill                                              --             1996            40,277,580             5,663,431
Ogden
  (Euro Dollar) Cv                                         6.00             2002             2,200,000             2,021,250
Petronas
  (U.S. Dollar) Cv                                         7.75             2015            10,000,000(d)         10,203,700
Philip Long Distance Telephone
  (U.S. Dollar)                                           10.625            2004             2,500,000             2,675,000
Province of Quebec
  (U.S. Dollar)                                           11.00             2015             2,500,000             2,996,475
PT Indah Kiat Pulp & Paper
  (U.S. Dollar)                                           11.875            2002             5,000,000             5,156,250
Pueblo Extra Int'l
  (U.S. Dollar) Sr Nts                                     9.50             2003             4,000,000             3,840,000
 Qantas Air
  (U.S. Dollar)                                            7.50             2003             7,500,000(d)          7,494,375
Repap New Brunswick
  (U.S. Dollar)                                           10.625            2005             2,000,000             2,027,500
Republic of Argentina
  (U.S. Dollar)                                            4.25             2023            25,000,000            11,796,875
  (U.S. Dollar)                                            7.125            2023            10,000,000             5,712,500
  (U.S. Dollar)                                            7.31             2005            34,300,000            20,987,313
Republic of Brazil
  (U.S. Dollar)                                            4.00             2014            35,113,500            17,447,020
  (U.S. Dollar)                                            4.00             2024            10,000,000             4,543,750
  (U.S. Dollar)                                            5.187            2024             7,500,000(j)          4,298,438
  (U.S. Dollar)                                            6.06             2001             9,500,000             7,855,313
  (U.S. Dollar)                                            6.75             2012             5,000,000             2,640,625
  (U.S. Dollar)                                            7.25             2006            10,000,000             6,200,000
Republic of Columbia
  (U.S. Dollar)                                            7.25             2004             5,300,000             4,851,885
Republic of Italy
  (U.S. Dollar)                                            6.875            2023             7,500,000             6,760,800
Rogers Cable Systems
  (Canadian Dollar)                                        9.65             2014             2,700,000             1,684,106
Rogers Cantel Mobile
  (U.S. Dollar)                                           10.75             2001             3,000,000             3,108,750
Tarkett
  (U.S. Dollar)                                            9.00             2002             4,000,000(d)          4,050,000
Telecom Argentina
  (U.S. Dollar)                                            8.375            2000             5,000,000(d)          4,400,000
Telekom Malaysia
  (U.S. Dollar)                                            7.875            2025            10,000,000(d)         10,285,700
United Kingdom Treasury
  (British Pound)                                          8.00             2003             9,500,000            14,740,010
United Mexican States
  (U.S. Dollar)                                            8.50             2002             9,000,000             7,957,620
WMC Finance USA
  (U.S. Dollar)                                            7.25             2013            10,000,000             9,898,900

Total                                                                                                            362,007,476

PAGE 63
___________________________________________________________________________________________________________________________________
Furniture & appliances (0.6%)
Black & Decker                                             6.625            2000            10,000,000             9,950,000
___________________________________________________________________________________________________________________________________
Health care (0.1%)
Chiron
  Cv                                                       1.90             2000             1,400,000             1,263,500
___________________________________________________________________________________________________________________________________
Health care services (1.8%)
Amerisource Distribution
  Pay-in-kind                                                --             2005             1,996,339(m)          2,138,578
Charter Medical
   Sr Sub Nt                                              11.25             2004             5,000,000(d)          5,400,000
Columbia/HCA Healthcare                                    7.69             2025             6,500,000             6,559,735
Foundation Health                                          7.75             2003             3,250,000             3,309,800
Hillhaven                                                 10.125            2001             3,000,000             3,266,250
Tenet Healthcare
  Sr Sub Nt                                               10.125            2005             8,800,000             9,262,000

Total                                                                                                             29,936,363
___________________________________________________________________________________________________________________________________
Household products (0.3%)
Revlon Consumer Products                                   9.375            2001             2,500,000             2,481,250
Sweetheart Cup
  Sr Sub Nt                                                9.625            2000             2,000,000             1,975,000

Total                                                                                                              4,456,250
___________________________________________________________________________________________________________________________________
Industrial machines & services (1.0%)
ADT Operations                                             9.25             2003             3,500,000             3,626,875
Case                                                       7.25             2005             5,000,000             5,052,200
Clark Equipment                                            9.75             2001             5,000,000             5,623,750
IDEX                                                       9.75             2002             3,000,000             3,172,500

Total                                                                                                             17,475,325
___________________________________________________________________________________________________________________________________
Industrial transportation (0.3%)
CSX                                                        9.23             1998             5,000,000             5,315,950
___________________________________________________________________________________________________________________________________
Insurance (1.3%)
Americo Life                                               9.25             2005             4,500,000             4,156,875
NAC Re
  Cv                                                       5.25             2002             2,000,000(d,e)        1,975,000
Nationwide CSN Trust                                       9.875            2025             6,500,000(d)          7,245,355
Nationwide Mutual                                          7.50             2024             4,000,000(d)          3,726,000
New England Mutual
  Credit Sensitive Nts                                     7.875            2024             5,000,000(d)          4,756,750

Total                                                                                                             21,859,980
___________________________________________________________________________________________________________________________________
Leisure time & entertainment (0.8%)
Bally's Park Place Funding
  1st Mtge                                                 9.25             2004             3,500,000             3,294,375
GNF Bally                                                 10.625            2003             2,450,000             2,128,438
MGM Grand Hotel Finance                                   12.00             2002             3,000,000             3,296,250
Premier Parks                                             12.00             2003             2,500,000             2,525,000
Trump Taj Mahal
  Pay-in-kind                                                --             1999             3,627,187(m)          3,046,837

Total                                                                                                             14,290,900
___________________________________________________________________________________________________________________________________
Media (4.4%)
Ackerley Communications
  Sr Secured Nts                                          10.75             2003             2,500,000(d)          2,628,125
Adelphia Communications                                   12.50             2002             3,000,000             3,093,750
Benedek Broadcast
  Sr Nts                                                  11.875            2005             1,875,000(d)          1,980,469
Cablevision Systems                                       10.75             2004             2,000,000             2,132,500
Continental Cablevision
  Sr Deb                                                   8.875            2005             5,000,000             5,031,250
Cox Communications                                         7.625            2025            10,000,000             9,865,100
News America Holdings                                      7.50             2000             7,000,000             7,140,000
                                                           8.875            2023             7,000,000             7,691,250
                                                          12.00             2001             5,000,000             5,581,250
Paramount Communications                                   7.00             2003             2,500,000             2,381,325
Scandinavian Broadcasting
  Cv                                                       7.25             2005             5,000,000(d)          5,437,500
Time Warner Entertainment                                  8.375            2033             7,500,000             7,509,375
                                                           6.835            2000             2,500,000(j)          2,521,875

PAGE 64
                                                           7.975            2004             1,500,000             1,524,375
                                                           8.11             2006             3,000,000             3,063,750
                                                           8.18             2007             3,000,000             3,060,000
   Zero Coupon Cv                                          6.59             2012             4,750,000(k)          1,603,125
ViaCom Intl                                                8.00             2006             3,000,000             2,925,000

Total                                                                                                             75,170,019
___________________________________________________________________________________________________________________________________
Metals (0.8%)
Magma Copper                                              12.00             2001             5,000,000             5,531,250
Sahaviriya
  Cv                                                       3.50             2005             3,000,000(d,h)        3,030,000
Santa Fee Gold                                             8.375            2005             5,000,000             4,956,250

Total                                                                                                             13,517,500
___________________________________________________________________________________________________________________________________
Multi-industry (0.5%)
Fairchild Industries                                      12.25             1999             2,000,000             2,037,500
Mark IV Industries                                         8.75             2003             3,500,000             3,587,500
Tally
  Zero Coupon                                             12.25             1998             1,750,000(l)          1,225,000
Tally Mfg & Technology                                    10.75             2003             2,500,000             2,500,000

Total                                                                                                              9,350,000
___________________________________________________________________________________________________________________________________
Natural gas (1.2%)
Tenneco Credit                                             9.625            2001            10,000,000            11,242,000
Transco Energy                                             9.875            2020             6,000,000             7,267,500
Transtexas Gas
  Sr Secured Nts                                          11.50             2002             2,500,000             2,631,250

Total                                                                                                             21,140,750
___________________________________________________________________________________________________________________________________
Paper & packaging (3.1%)
Chesapeake                                                 9.875            2003             5,000,000             5,826,700
Crown Cork & Seal                                          8.00             2023             5,000,000             5,072,100
Federal Paperboard                                        10.00             2011             6,000,000             7,271,100
Gaylord
  Zero Coupon                                             11.23             1996             5,500,000(l)          5,500,000
Owens Illinois                                            11.00             2003             5,000,000             5,475,000
Plastic Container                                         10.75             2001             2,000,000             2,052,500
Pope & Talbot                                              8.375            2013             4,000,000             3,739,480
Sapi
  Cv                                                       7.50             2002             2,000,000(d)          2,062,500
Scotia Pacific Holding                                     7.95             2015             6,822,720             6,971,250
Silgan
  Sr Sub Nt                                               11.75             2002             2,000,000             2,112,500
  Zero Coupon                                             13.25             1995             2,000,000(l)          1,862,500
Stone Container                                            9.875            2001             3,000,000             2,977,500
                                                          12.625            1998             1,500,000             1,650,000

Total                                                                                                             52,573,130
___________________________________________________________________________________________________________________________________
Restaurants & lodging (0.2%)
Hammons (John Q) Hotel                                     8.875            2004             3,400,000             3,221,500
___________________________________________________________________________________________________________________________________
Retail (2.0%)
Dairy Mart Stores                                         10.25             2004             1,500,000             1,261,875
Eye Care Ctr
  Cv                                                      12.00             2003             3,000,000(d)          2,550,000
Kroger                                                     9.25             2005             3,000,000             3,240,000
Pathmark Stores                                            9.625            2003             5,000,000             5,000,000
Penn Traffic                                               9.625            2005             6,000,000             4,860,000
Penney (JC)                                                9.05             2001             5,000,000             5,563,650
Pep Boys
  Cv                                                       4.00             1999             1,500,000             1,410,000
Ralph's Grocery                                           10.45             2004             3,500,000             3,430,000
Revco                                                      9.125            2000             2,000,000             2,085,000
Stop & Shop                                                9.75             2002             3,000,000             3,243,750
Super-Rite Foods
  Sr Sub Nts                                              10.625            2002             2,000,000             2,170,000

Total                                                                                                             34,814,275
___________________________________________________________________________________________________________________________________
Telecommunications equipment & services (0.8%)
Celcaribe                                                 13.50             2004             3,150,000(d,k)        2,384,750
CenCall Communications
  Zero Coupon                                             16.48             1999             4,000,000(l)          2,075,000
Comcast Cellular
  Zero Coupon with attached put                            9.53             1995             5,500,000(k)          4,104,375

PAGE 65
Panamsat
  Sr Nts                                                   9.75             2000             3,000,000             3,120,000
 U.S. Cellular
  Zero Coupon with attached put                            6.00             2015             3,400,000(k)          1,202,750

Total                                                                                                             12,886,875
___________________________________________________________________________________________________________________________________
Textiles & apparel (0.9%)
Dominion Textiles                                          8.875            2003             4,000,000             3,985,000
JP Stevens                                                 9.00             2017             2,500,000             2,475,000
VF                                                         9.50             2001             5,000,000             5,663,100
WestPoint Stevens                                          8.75             2001             2,500,000             2,471,875

Total                                                                                                             14,594,975
___________________________________________________________________________________________________________________________________
Utilities - electric (4.9%)
Arizona Public Service                                     8.75             2024             2,500,000             2,690,800
Boston Edison                                              9.875            2020             5,000,000             5,647,600
Cleveland Electric                                         9.50             2005             6,000,000             6,112,260
Long Island Lighting                                       9.625            2024             9,000,000             9,326,340
Louisiana Power & Light
  Sale Lease-Backed Obligation                            10.67             2017             2,500,000             2,664,750
Midland Cogeneration Venture                              10.33             2002             2,010,227             2,078,072
                                                          10.33             2002             1,731,663(d)          1,790,107
                                                          11.75             2005             5,000,000             5,206,250
North Atlantic Energy                                      9.05             2002             4,718,000             4,930,310
Pacific Gas & Electric                                     7.25             2026             6,000,000             5,778,120
RGS Funding AEGCO
  Sale Lease-Backed Obligation                             9.82             2022             2,483,988             3,010,767
RGS Funding IME
  Sale Lease-Backed Obligation                             9.82             2022             2,485,315             3,012,375
Sithe Independent Funding                                  9.00             2013             7,500,000(d)          8,080,050
Texas-New Mexico Power                                    11.25             1997             5,000,000             5,143,750
  1st Mtge                                                 9.25             2000             3,500,000             3,648,750
Texas Utilities                                            9.70             2002             6,000,000             6,934,320
Texas Utilities Electric
 1st Mtge                                                  9.75             2021             6,350,000             7,365,683

Total                                                                                                             83,420,304
___________________________________________________________________________________________________________________________________
Utilities - telephone (1.7%)
Bell Telephone Company of Pennsylvania                     7.375            2033            10,000,000             9,794,400
GTE                                                       10.25             2020             7,000,000             8,112,370
Geotek Comm
  Zero Coupon Cv                                           7.10             2005             5,000,000(d,k)        2,500,000
New England Tel & Tel                                      9.00             2031             7,500,000             8,357,625

Total                                                                                                             28,764,395
___________________________________________________________________________________________________________________________________
Miscellaneous (0.8%)
 Coty                                                     10.25             2005             1,500,000(h)          1,554,375
KinderKare Learning Center                                10.375            2001             3,000,000             3,108,750
Samsonite                                                 11.125            2005             2,500,000(d)          2,553,125
Standard Credit Card                                       8.625            2002             6,590,000             6,813,442

Total                                                                                                             14,029,692
___________________________________________________________________________________________________________________________________
Total bonds
(Cost: $1,516,490,971)                                                                                        $1,579,140,758
___________________________________________________________________________________________________________________________________

PAGE 66

Common & preferred stocks and warrants (0.7%)
________________________________________________________________________________________
Issuer                                               Shares               Value(a)
________________________________________________________________________________________
ABN Amro Holdings
  6% Cv                                              41,100            $ 1,502,040
Celcaribe                                           276,420(b,d)           359,346
Envirodyne Industries                                90,890(b)             397,644
Federated Department Stores
  Warrants Exp 02-15-96                               6,000(b)              25,875
First Chicago
  2.875% Cm Cv                                       42,500              2,571,250
First Nationwide Bank
  11.50%                                             25,000              2,687,500
Great Bay Power                                      30,222(b)             249,332
Methanex                                            200,000(b)           1,475,000
Nat'l Health Investors
  8.50% Cv                                           40,000              1,065,000
Purity Supreme
  Warrants Exp 08-06-97                               8,664(b,e)               173
Security Pacific
  1.75% Cv                                           73,500              1,745,625
Southdown
  Warrants Exp 10-15-96                              30,000(b,e)           135,000
Specialty Foods                                      15,000(b)              26,250
Triangle Wire Cable                                  84,444(b,e)           168,888
_______________________________________________________________________________________
Total common & preferred stocks & warrants
(Cost: $17,777,944)                                                    $12,408,923
_______________________________________________________________________________________

PAGE 67

Short-term securities (5.3%)
_______________________________________________________________________________________
Issuer                                 Annualized        Amount           Value(a)
                                         yield on    payable at
                                          date of      maturity
                                         purchase
_______________________________________________________________________________________
U.S. government agency (0.4%)
Federal Home Loan Mtge Corp Disc Notes       5.66       800,000     $      797,610
09-20-95
Federal Natl Mtge Assn Disc Notes
09-26-95                                     5.68     5,900,000          5,876,728

Total                                                                    6,674,338
_______________________________________________________________________________________
Commercial paper (4.7%)
Alabama Power
09-19-95                                     5.73     4,900,000          4,885,961
Albertson's
09-14-95                                     5.73     5,200,000          5,189,240
American General
10-11-95                                     5.74     4,200,000          4,173,213
AT&T Capital
09-21-95                                     5.72     5,800,000          5,781,569
Avco Financial
09-27-95                                     5.73     5,500,000          5,477,239
10-04-95                                     5.73     7,400,000          7,361,131
Barclays US Funding
09-28-95                                     5.72     4,000,000          3,982,840
CAFCO
09-05-95                                     5.73     3,100,000          3,098,026
Cargill
09-25-95                                     5.73     1,400,000(f)       1,394,652
USL Capital
10-03-95                                     5.72     3,400,000          3,382,713
Intel Corp
09-05-95                                     5.74     6,600,000          6,595,791
Metlife Fund
09-05-95                                     5.72     3,100,000          3,098,030
Motorola
09-12-95                                     5.73     7,500,000          7,486,869
Paccar Financial
10-05-95                                     5.73     5,000,000          4,972,942
Pacific Mutual Life
09-06-95                                     5.74    11,900,000         11,890,513
Penney (JC) Funding
09-20-95                                     5.73       600,000            598,186

Total                                                                   79,368,915
_______________________________________________________________________________________
Letter of credit (0.2%)
First Chicago
Commed Fuel
10-05-95                                     5.75     3,700,000          3,679,907
_______________________________________________________________________________________
Total short-term securities
(Cost: $89,723,160)                                                 $   89,723,160
_______________________________________________________________________________________
Total investments in securities
(Cost: $1,623,992,075)(m)                                           $1,681,272,841

_______________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.  For long-term debt securities, items identified are in default as to payment of interest or principal.
(c) Foreign securities values are stated in U.S. dollars; principal amounts are denominated in the currency indicated.
(d) Represents securities sold under Rule 144A, which are exempt from registration under the
Securities Act of 1933, as amended.  These securities have been determined to be liquid under guidelines established by the board of directors.
(e) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements).  Information concerning such security holdings at Aug. 31, 1995, is as follows:

PAGE 68
Security                                          Acquisition        Purchase
                                                  date               cost
_______________________________________________________________________________________
City of Helsinki
  7.95% 2006                                         02-07-95       $1,851,900
  8.40% 2007                                         02-07-95        1,739,592
  8.45% 2006                                         02-07-95        1,153,368
  8.70% 2006                                         02-07-95        1,565,584
  9.20% 2006                                         02-07-95        1,500,000
NAC Re Cv
  5.25% 2002                                         01-20-94        1,870,000
Purity Supreme Warrants
  Exp 08-06-97                                       07-29-92                -
Southdown Warrants
  Exp 10-15-96                                       10-30-91           90,000
Triangle Wire Cable                                  01-13-92        2,000,018
_______________________________________________________________________________________

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  These securities have been determined to be liquid under guidelines established by the board of directors.
(g) Inverse floaters represent securities that pay interest at a rate that increases
(decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the
LIBOR (London InterBank Offered Rate) Index.  Interest rate disclosed is the rate in effect on Aug. 31, 1995.
(h) Security is partially or fully on loan.  See Note 6 to the financial statements.
(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions;
shown is the effective rate on Aug. 31, 1995.
(j) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1995.
(k) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(l) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date shown in the maturity year column.
(m) Pay-in-kind securities are securities in which the issuer has the option to make interest payments in cash or in additional securities.  These securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.
(n) At Aug. 31, 1995, the cost of securities for federal income tax purposes was $1,623,974,298 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . $77,448,997
Unrealized depreciation . . . . . . . . . . . . . . . .  . . . . . .(20,150,454)
_______________________________________________________________________________________

Net unrealized appreciation . . . . . . . . . . . . . . . . . . . . $57,298,543
_______________________________________________________________________________________

PAGE 69

Retirement Annuity Mutual Funds                    (Percentages represent value of
August 31, 1995                          investments compared to total net assets)
Moneyshare Fund
__________________________________________________________________________________________
Short-term securities
Issuer                                 Annualized        Amount          Value(a)
                                         yield on    payable at
                                          date of      maturity
                                         purchase
__________________________________________________________________________________________
Commercial paper (73.2%)
Automotive & related (1.6%)
USL Capital
10-12-95                                     5.77    $3,600,000       $  3,576,507
__________________________________________________________________________________________
Banks and savings & loans (9.1%)
ABN AMRO North Amer Finance
10-13-95                                     5.71     5,000,000          4,967,158
10-13-95                                     5.72     2,000,000          1,986,817
Bank of New York
06-03-96                                     6.41     1,000,000          1,000,000
BBV Finance Delaware
11-03-95                                     5.80     3,100,000          3,068,915
Deutsche Bank Financial
09-21-95                                     5.75     2,700,000          2,691,420
Harris Trust Bank Notes
09-18-95                                     5.77     3,000,000          3,000,000
Societe Generale
10-26-95                                     5.77     4,000,000          3,965,045

Total                                                                   20,679,355
__________________________________________________________________________________________
Commercial finance (1.9%)
Ciesco LP
09-21-95                                     5.92     3,000,000          2,990,283
09-27-95                                     5.75     1,400,000          1,394,216

Total                                                                    4,384,499
__________________________________________________________________________________________
Energy (2.4%)
Chevron Transport
09-07-95                                     5.77     5,400,000(b)       5,394,834
__________________________________________________________________________________________
Financial services (31.9%)
Associates North Amer
10-12-95                                     5.79     1,200,000          1,192,155
Beneficial
01-23-96                                     5.84     1,000,000(c)       1,000,000
CIT Group Holdings
09-06-95                                     5.79     6,900,000          6,894,490
Commercial Credit
09-01-95                                     5.75     7,700,000          7,700,000
Fleet Funding
09-19-95                                     5.75     1,300,000(b)       1,296,276
09-25-95                                     5.79     4,900,000(b)       4,881,217
10-27-95                                     5.79     3,800,000(b)       3,766,129
General Electric Capital Services
10-02-95                                     5.76     6,000,000          5,970,395
10-16-95                                     5.72     4,000,000          3,971,800
Goldman Sachs
09-15-95                                     5.96     3,000,000          2,993,152
10-18-95                                     5.76     5,000,000          4,962,922
Merrill Lynch
09-15-95                                     5.80     3,100,000          3,093,044
10-23-95                                     5.77     2,200,000          2,181,823
11-07-95                                     5.76       500,000            494,714
Nat'l Australia Funding
10-05-95                                     5.70     6,700,000          6,664,386
PACCAR Financial
11-29-95                                     5.75     3,300,000          3,253,742
Transamerica Finance
10-23-95                                     5.78     5,000,000          4,958,689
10-27-95                                     5.77     4,100,000          4,063,519
USAA Capital
09-22-95                                     5.73     3,000,000          2,990,078

Total                                                                   72,328,531

PAGE 70
__________________________________________________________________________________________
Health care (3.9%)
Amgen
11-17-95                                     5.80     5,000,000          4,938,828
Lilly (Eli)
10-02-95                                     5.75     4,000,000          3,980,298

Total                                                                    8,919,126
__________________________________________________________________________________________
Insurance (6.9%)
American General
09-12-95                                     5.76     5,700,000(b)       5,690,020
Aon
10-23-95                                     5.75     1,600,000          1,586,827
11-06-95                                     5.94     2,300,000          2,275,543
Safeco Credit
 09-12-95                                    5.73     6,000,000          5,989,587

Total                                                                   15,541,977
__________________________________________________________________________________________
Retail (2.3%)
Penney (JC)
09-06-95                                     5.75     5,300,000          5,295,789
__________________________________________________________________________________________
Soaps & cosmetics(4.1%)
Colgate Palmolive
09-18-95                                     5.77     4,300,000(b)       4,288,324
10-20-95                                     5.75     5,000,000(b)       4,961,413

Total                                                                    9,249,737
__________________________________________________________________________________________
Transportation (1.1%)
Consolidated Rail
09-22-95                                     5.96     2,600,000(b)       2,591,097
__________________________________________________________________________________________
Utilities - electric (4.1%)
Bayshore Fuel
10-11-95                                     5.77     9,400,000          9,340,258
__________________________________________________________________________________________
Utilities - telephone (3.9%)
AT&T Capital
10-16-95                                     5.71     4,900,000          4,865,455
Southwestern Bell Capital
09-12-95                                     5.88     4,000,000(b)       3,992,911

Total                                                                    8,858,366
__________________________________________________________________________________________
Total commercial paper
(Cost: $166,160,076)                                                  $166,160,076
__________________________________________________________________________________________
Letters of credit (23.2%)
Domestic (6.1%)
Bank of Amer
Aes Baarbers Point
10-20-95                                     5.78     5,000,000          4,961,004
Bank of New York
River Fuel
09-14-95                                     5.78     5,000,000(b)       4,989,636
First Chicago
Commed Fuel
09-18-95                                     5.74     4,000,000          3,989,271

Total                                                                   13,939,911

PAGE 71
__________________________________________________________________________________________
International (17.1%)
Banque Pariabas
75 State Street
10-04-95                                     5.77     4,600,000          4,575,670
Barclays Bank
Banco Real
10-25-95                                     5.72     3,000,000          2,974,260
10-25-95                                     6.10     2,000,000          1,981,700
Credit Agricole
Louis Dreyfus
09-08-95                                     5.77     3,800,000          3,795,737
09-11-95                                     5.76     1,000,000            998,400
09-26-95                                     5.76       800,000            796,800
Credit Suisse
Pasimco Finance
09-11-95                                     5.75     1,500,000          1,497,604
Pemex Capital
09-05-95                                     5.91     2,500,000          2,498,358
09-27-95                                     5.85     3,500,000          3,485,213
10-05-95                                     5.74     5,000,000          4,972,894
Societe Generale
JMG Funding
10-24-95                                     5.75     4,000,000          3,966,139
Union Bank of Switzerland
River Fuel Trust
09-14-95                                     5.75     7,200,000(b)       7,185,050

Total                                                                   38,727,825
__________________________________________________________________________________________
Total letters of credit
(Cost: $52,667,736)                                                   $ 52,667,736
__________________________________________________________________________________________
Certificates of deposit (3.9%)
Domestic (3.0%)
Nationsbank of North Carolina
09-12-95                                     5.75     6,900,000          6,900,000
__________________________________________________________________________________________
International (0.9%)
Societe Generale Callable
06-13-96                                     6.30     1,000,000          1,000,000
Societe Generale Yankee
09-03-96                                     6.05     1,000,000          1,000,000

Total                                                                    2,000,000
__________________________________________________________________________________________
Total certificates of deposit
(Cost: $8,900,000)                                                    $  8,900,000
__________________________________________________________________________________________
Total investments in securities
(Cost: $227,727,812)(d)                                               $227,727,812
__________________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  These securities have been determined to be liquid under guidelines established by the board of directors.
(c) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug 31, 1995.
(d) At Aug. 31, 1995, this cost also represents the cost of securities for federal income tax purposes.

PAGE 72

Investments in securities
Retirement Annuity Mutual Funds                    (Percentages represent value of
August 31, 1995                          investments compared to total net assets)
Managed Fund

Bonds (22.8%)
Issuer                               Coupon   Maturity   Principal        Value(a)
                                      rate      year      amount
__________________________________________________________________________________
U.S. government obligations (5.8%)
U.S. Treasury Bond                    8.875%    2017   $32,450,000    $ 40,241,894
                                       6.25     2023    14,000,000      13,141,100
U.S. Treasury Notes
                                      5.125     1998    11,500,000      11,265,110
                                      5.375     1998    25,000,000      24,656,250
                                       5.50     1996    10,400,000(g)   10,388,352
                                      5.625     1997    30,200,000      30,090,072
                                       5.75     2003    20,500,000      19,826,985
                                       7.50     2001     1,666,000       1,779,471
                                       7.50     2005     4,400,000(g)    4,761,900
                                       7.75     2000    20,100,000      21,381,576
Total                                                                  177,532,710
__________________________________________________________________________________
Mortgage-backed securities (4.0%)
Federal Home Loan Mtge Corp            8.00     2024     5,157,635       5,270,484
  Trust Series Z                       6.00     2023     5,552,100(j)    4,436,683
  Trust Series Z                       6.50     2023     5,206,629(j)    4,178,320
Federal Natl Mtge Assn                 6.00     2024     6,905,669       6,480,556
                                       6.50     2010    11,676,650      11,519,716
                                       6.50     2023     2,728,590       2,624,576
   Trust Series Z                      7.00     2016     4,960,470(j)    4,741,019
                                       7.40     2004    10,000,000(g)   10,541,400
                                       8.00     2022     6,502,390       6,642,582
                                       8.50     2023     8,191,767       8,468,239
                                       9.00     2024     4,993,055       5,211,501
   Trust Series Z                      6.00     2024     6,564,024(j)    4,870,834
   Trust Series Z                      7.00     2019     5,953,203(j)    5,705,490
   Trust Series Z                      7.00     2022    12,952,948(j)   12,135,099
   Trust Series Z                      7.50     2014     6,436,972(j)    6,106,691
Governmant Natl Mtge Assn              7.00     2024    25,322,003      24,942,173

Total                                                                  123,875,363
__________________________________________________________________________________
Aerospace & defense (--%)
Alliant Tech Systems
    Sr Sub Nts                        11.75     2003       700,000         761,250
__________________________________________________________________________________
Automotive & related (0.3%)
GMAC                                   5.95     1998     7,000,000       6,899,690
                                      8.375     1997     1,400,000       1,444,282

Total                                                                    8,343,972
__________________________________________________________________________________
Banks and savings & loans (0.4%)
First USA Bank                         6.88     1996     6,700,000       6,749,982
Riggs Natl
  Sub Nts                              8.50     2006     4,900,000       4,808,125

Total                                                                   11,558,107
__________________________________________________________________________________
Building materials (0.2%)
Georgia Pacific                       8.125     2023     3,000,000       2,994,450
Owens Corning Fiberglass              9.375     2012     1,500,000       1,697,100
Schuller Int'l Group                 10.875     2004     1,750,000       1,929,375

Total                                                                    6,620,925
__________________________________________________________________________________
Communications equipment (0.3%)
Celcaribe
  Zero Coupon                          2.14     2004     1,450,000(d,f)  1,254,250
Cencel                               10.125     1999     3,100,000(h)    1,608,125
Comcast Cellular
  Zero Coupon attached put             9.45     2000     5,000,000(f)    3,731,250
U.S. Cellular
  Zero Coupon Cv attached put          6.00     2015    10,000,000(f)    3,537,500

Total                                                                   10,131,125

PAGE 73
__________________________________________________________________________________
Computers & office equipment (0.7%)
Conner Peripherals
  Cv                                   6.75     2001    10,000,000       8,700,000
Silicon Graphics
  Zero Coupon Cv attached put          4.15     2013    20,000,000(d,f) 13,750,000

Total                                                                   22,450,000
__________________________________________________________________________________
Energy (0.3%)
Parker & Parsley                       8.25     2007     4,200,000       4,279,422
Standard Oil                           9.00     2019     4,000,000       4,331,400

Total                                                                    8,610,822
__________________________________________________________________________________
 Financial services (1.5%)
Associates Corp NA                     7.25     1998    10,000,000      10,252,800
AVCO Financial                         7.25     1999     4,750,000       4,869,272
Corporate Property Investors           7.18     2013     2,200,000(d)    2,065,206
General Electric Capital               8.65     2018     1,000,000       1,016,580
GPA Delaware                           8.75     1998     1,900,000       1,691,000
Int'l Lease Finance                    9.82     1995     2,000,000       2,021,280
Olympic Financial                     13.00     2000     2,000,000       2,112,500
Salomon Brothers                       6.75     2006     4,000,000       3,630,880
Salomon-Oracle ELK
   Cv Pfd                              7.25     1996    15,010,000(i)    6,698,212
Salomon Hewlett-Packard ELK
   Cv Pfd                              5.25     1997    10,000,000(i)    9,912,500

Total                                                                   44,270,230
__________________________________________________________________________________
Foreign (2.5%)(c)
Bank of China
  (U.S. Dollar)                        8.25     2014     2,500,000       2,307,100
Carter Holt Harvey
  (U.S. Dollar)                       8.375     2015     4,500,000       4,871,295
Doman Inds
  (U.S. Dollar)                        8.75     2004     2,000,000       1,942,500
Gov't Certificates of Israel
  (U.S. Dollar)                        9.25     2001     3,000,000       3,268,200
Hydro Quebec
  (Canadian Dollar)                  10.875     2001     2,500,000       2,085,443
  (U.S. Dollar)                        9.50     2030     2,500,000       2,996,925
KFW Int'l Finance
  (U.S. Dollar)                        8.00     2010     4,000,000       4,382,560
LeGrand
  (U.S. Dollar)                        8.50     2025     1,800,000       1,995,714
Mexican U.S. Series D
  (U.S. Dollar)                        6.25     2019     1,500,000(k)      910,313
  (U.S. Dollar)                        7.25     2019     1,500,000(k)    1,066,875
Petronas
  (U.S. Dollar)                        7.75     2015     6,000,000(d)    6,122,220
Phillipines Long Distance Telephone
  (U.S. Dollar)                      10.625     2004     1,400,000       1,498,000
Poland
  (Euro Dollar) Stepup                 3.25     2014     4,600,000       2,814,625
PT Inda Kiat Pulp & Paper
  (U.S. Dollar)                      11.875     2002     2,500,000       2,578,125
Quno
  (U.S. Dollar)                       9.125     2005     2,500,000       2,475,000
Republic of Argentina
  (U.S. Dollar)                       7.312     2005     7,000,000(k)    4,283,125
Republic of Brazil
  (U.S. Dollar)                        4.00     2014     1,040,400(k)      516,949
  (U.S. Dollar)                        6.75     2012     1,600,000         845,000
Republic of Colombia
  (U.S. Dollar)                        7.25     2004     5,000,000       4,577,250
Republic of Italy
   (U.S. Dollar)                      6.875     2023     5,000,000       4,507,200
Republic of New Brunswick
  (U.S. Dollar)                      10.625     2005     1,400,000(g)    1,419,250
Roche Holding
  (U.S. Dollar) Cv attached put        6.65     2010    30,000,000(d,f) 11,700,000
Rogers Cable System
  (Canadian Dollar)                    9.65     2014     5,000,000       3,118,715
Telekom Malaysia
  (U.S. Dollar)                       7.875     2025     3,000,000(d)    3,085,710

Total                                                                   75,368,094

PAGE 74
__________________________________________________________________________________
Health care (0.5%)
Johnson & Johnson                      8.00     1998    10,000,000      10,227,400
Schering-Plough
  Zero Coupon                          7.31     1996     5,000,000(d,f)  4,638,850

Total                                                                   14,866,250
__________________________________________________________________________________
Health care services (0.4%)
Charter Medical
  Sr Sub                              11.25     2004     2,000,000(d)    2,160,000
Foundation Health
  Sr Nts                               7.75     2003     6,600,000       6,721,440
La Petite Holdings                    9.625     2001     1,200,000       1,045,500
Tenet Healthcare
  Sr Sub                             10.125     2005     2,000,000       2,105,000

Total                                                                   12,031,940
__________________________________________________________________________________
Household products (0.1%)
Sweetheart Cup                        9.625     2000     2,000,000       1,975,000
__________________________________________________________________________________
Industrial equipment & services (0.2%)
Case                                   7.25     2005     5,000,000       5,052,200
__________________________________________________________________________________
Insurance (0.6%)
Aetna Life & Casualty                  7.25     2023     4,200,000       3,815,406
Nationwide Mutual                      7.50     2024     4,000,000(d)    3,726,000
New England Mutual
  Credit Sensitive Nts                7.875     2024     2,000,000(d)    1,902,700
Principal Mutual                       8.00     2044     2,500,000(d)    2,341,900
SunAmerica                             7.34     2005     5,000,000       5,084,650

Total                                                                   16,870,656
__________________________________________________________________________________
Leisure time & entertainment (0.1%)
Alliance Entertainment                11.25     2005     1,000,000(d)    1,003,750
 Premier Parks                        12.00     2003     1,400,000       1,414,000
Trump Tajmahal
  Zero Coupon Pay-in-kind                --     1999     2,250,000(i)    1,890,000

Total                                                                    4,307,750
__________________________________________________________________________________
Media (1.8%)
Aldelphia Communications              9.875     2005     1,500,000       1,381,875
America Media Oper                   11.625     2004       875,000         900,156
Benedek Broadcasting                 11.875     2005     1,575,000(d)    1,663,594
Comcast
  Cv                                  3.375     2005    10,000,000      10,312,500
  Cv                                  1.125     2007    10,000,000       5,300,000
Cox Communication                     7.625     2025     5,000,000       4,932,550
News America Holdings                  7.50     2000     4,000,000       4,080,000
Paramount Communications               7.00     2003     2,000,000       1,905,060
TCI Communications                     8.75     2015     3,000,000       3,129,990
Tele-Communications                   7.875     2013     1,150,000       1,095,467
                                       8.75     2023     1,500,000       1,493,670
Time Warner
  Zero Coupon Cv                       6.62     2012    41,900,000(f)   14,141,250
Viacom Intl                            8.00     2006     4,000,000       3,900,000

Total                                                                   54,236,112
__________________________________________________________________________________
Multi-industry conglomerates (0.2%)
Crane                                  7.25     1999     2,000,000       2,022,560
Fairchild Inds                        12.25     1999     1,600,000       1,630,000
Tally Inds                             5.00     1998     2,500,000(h)    1,750,000

Total                                                                    5,402,560
__________________________________________________________________________________
Paper & packaging (0.4%)
Container                             10.75     2002     2,500,000       2,640,625
Gaylord                                3.10     1996     2,150,000(h)    2,150,000
Pope and Talbot                       8.375     2013     3,800,000       3,552,506
Stone Container                       9.875     2001     2,500,000       2,481,250

Total                                                                   10,824,381

PAGE 75
__________________________________________________________________________________
Retail (0.3%)
Grand Union                           12.00     2004     1,700,000       1,623,500
Penn Traffic                          9.625     2005     3,500,000       2,835,000
Pep Boys                               7.00     2005     4,200,000       4,196,430
Ralphs Grocery                        10.45     2004     1,500,000       1,470,000

Total                                                                   10,124,930
__________________________________________________________________________________
 Restaurants & lodging (--%)
Flagstar                             10.875     2002     1,500,000       1,381,875
__________________________________________________________________________________
Utilities - electric (1.0%)
Alabama Power                          9.00     2024     2,200,000       2,375,516
Arizona Public Service
  Sale-Leased Obligation Bond          8.00     2015     3,600,000       3,578,112
California Energy                     9.875     2003     1,000,000(g)    1,011,250
Cleveland Electric Illuminating        9.50     2005     2,000,000       2,037,420
Commonwealth Edison                   8.375     2023     5,000,000       5,223,900
Jersey Central Power & Light           6.75     2025     7,200,000       6,394,104
Long Island Lighting                   9.75     2021     2,500,000       2,633,975
Salton Sea                             7.84     2010     1,325,000(d)    1,316,758
Sithe Independent Funding              9.00     2013     1,500,000(d)    1,616,010
Texas Utilities                       5.875     1998     5,000,000       4,937,250

Total                                                                   31,124,295
__________________________________________________________________________________
Utilities-gas (0.5%)
ARKLA                                 9.875     1997     5,000,000       5,216,700
Coastal                               10.25     2004     2,500,000       2,989,700
Transcontinental Energy               9.375     2001     5,000,000       5,568,750
Transtexas Gas
  Sr Sub                              11.50     2002     2,000,000       2,105,000

Total                                                                   15,880,150
__________________________________________________________________________________
Utilities - telephone (0.3%)
AT&T
  Zero Coupon Cv                       0.00     1999     5,000,000(d,f)  4,250,000
GTE  Florida                          9.625     2030     3,200,000       3,388,864

Total                                                                    7,638,864
__________________________________________________________________________________
Miscellaneous (0.4%)
Coty                                  10.25     2005     1,500,000(g)    1,554,375
KinderKare Learning Center           10.375     2001     2,750,000       2,849,688
Carco Auto
  Asset-Backed Obligation             7.875     1998     3,325,000       3,370,320
Standard Credit Card Trust             5.95     2004     3,000,000       2,860,260
                                      8.625     2002     1,750,000       1,809,336
Samsonite                            11.125     2005       750,000(d,g)    765,937

Total                                                                   13,209,916
__________________________________________________________________________________
Total bonds
(Cost: $669,059,203)                                                  $694,449,477
__________________________________________________________________________________

Common & preferred stocks (66.4%)
Issuer                                               Shares               Value(a)
__________________________________________________________________________________
Aerospace & defense (4.6%)
Allied Signal                                       350,000         $   15,531,250
Boeing                                               70,000              4,462,500
General Dyamics                                     150,000              7,893,750
Loral                                               500,000             27,375,000
Northrop Grumman                                    250,000             15,218,750
Raytheon                                            400,000             32,350,000
United Technologies                                 450,000             37,518,750

Total                                                                  140,350,000
__________________________________________________________________________________
Automotive & related (0.3%)
General Motors                                      200,000              9,400,000
__________________________________________________________________________________

PAGE 76
Banks and savings & loans (1.4%)
BankAmerica                                         250,000             14,125,000
First Chicago                                       400,000             25,350,000
First Nationwide
  $11.50 Pfd                                         20,000              2,150,000

Total                                                                   41,625,000
__________________________________________________________________________________
Beverages & tobacco (0.8%)
Coca-Cola                                           400,000             25,700,000
__________________________________________________________________________________
Building materials (1.6%)
Clayton Homes                                       800,000             18,900,000
Tyco Int'l                                          500,000             29,562,500

Total                                                                   48,462,500
__________________________________________________________________________________
Chemicals (0.7%)
DuPont (EI)                                         150,000              9,806,250
Morton Int'l                                        250,000              8,125,000
Praxair                                             100,000              2,600,000

Total                                                                   20,531,250
__________________________________________________________________________________
Communications equipment (2.7%)
 ADC Telecommunications                             230,000(b)           8,912,500
DSC Communcation                                    420,000(b,g)        22,050,000
General Instrument                                  300,000(b)          10,950,000
Motorola                                            360,000             26,910,000
Scientific Atlanta                                  650,000             13,000,000

Total                                                                   81,822,500
__________________________________________________________________________________
Computers & office equipment (5.7%)
American Power Conversion                         1,000,000(b,g)        16,750,000
Compaq Computer                                     500,000(b)          23,875,000
Computer Associates                                 350,000             24,325,000
Hewlett Packard                                     350,000             28,000,000
Int'l Business Machines                             200,000             20,675,000
Microsoft                                           230,000(b)          21,275,000
Oracle Systems                                      275,000(b)          11,034,375
Xerox                                               230,000(g)          27,772,500

Total                                                                  173,706,875
__________________________________________________________________________________
Electronics (2.5%)
Intel                                               690,000(g)          42,348,750
Vishay Intertechnology                              800,000(b)          32,400,000

Total                                                                   74,748,750
__________________________________________________________________________________
Energy (3.4%)
Amoco                                               600,000             38,250,000
Exxon                                               450,000             30,937,500
Mobil                                               300,000             28,575,000
Noble Affiliates                                    200,000              5,525,000

Total                                                                  103,287,500
__________________________________________________________________________________
Financial services (2.7%)
Aimco                                               110,000              2,255,000
Federal National Mortgage                           240,000             22,890,000
First Financial Management                          300,000             27,037,500
Travelers                                           650,000             31,200,000

Total                                                                   83,382,500
__________________________________________________________________________________
Food (0.4%)
ConAgra                                             300,000             11,362,500
__________________________________________________________________________________
Foreign (c) (5.7%)
ASEA Class A                                        200,000(b)          17,816,400
News Corp Ltd ADR                                   600,000(g)          13,650,000
 Nokia Preferred                                    490,000(b)          33,993,750
Northern Telcom                                     700,000             25,725,000
Royal Dutch Petroleum                               320,000(g)          38,160,000
Singer                                              600,000             17,475,000
Tele Danmark                                        600,000(b)          15,975,000
Total                                               400,000             11,900,000

Total                                                                  174,695,150
PAGE 77
__________________________________________________________________________________
Furniture & appliances (0.5%)
Black & Decker                                      500,000             16,187,500
__________________________________________________________________________________
Health care (1.5%)
American Home Products                               20,000              1,540,000
Merck                                               330,000             16,458,750
Pfizer                                              550,000             27,156,250

Total                                                                   45,155,000
__________________________________________________________________________________
Health care services (3.0%)
Beverly Enterprises                                 400,000(b)           5,300,000
Cardinal Distribution                               150,000              8,025,000
Columbia/HCA Healthcare                             650,000(g)          30,550,000
PacifiCare Health
  Systems Class B                                   350,000(b)          20,037,500
United Healthcare                                   620,000             26,195,000

Total                                                                   90,107,500
__________________________________________________________________________________
Household products (1.7%)
Gillette                                            600,000             25,050,000
Proctor & Gamble                                    400,000             27,750,000

Total                                                                   52,800,000
__________________________________________________________________________________
Industrial equipment & services (3.4%)
Caterpillar                                         450,000             30,206,250
Deere                                               150,000             12,825,000
Illinois Tool Works                                 250,000             15,312,500
Stewart & Stevenson                                 500,000             15,937,500
WMX Technologies                                    500,000             14,687,500
York Int'l                                          300,000             13,350,000

Total                                                                  102,318,750
__________________________________________________________________________________
Industrial transportation (1.3%)
Federal Express                                     170,000(b)          12,197,500
 Norfolk Southern                                   160,000             11,320,000
Union Pacific                                       255,000             16,702,500

Total                                                                   40,220,000
__________________________________________________________________________________
Insurance (1.6%)
General Re                                          170,000             25,266,250
Unum                                                500,000             24,000,000

Total                                                                   49,266,250
__________________________________________________________________________________
Leisure time & entertainment (0.1%)
Disney (Walt)                                        50,000              2,806,250
__________________________________________________________________________________
Media (3.5%)
American Greetings Cl A                             100,000              3,075,000
CBS                                                 300,000(g)          23,925,000
Comcast
  Class SPL                                         750,000             16,031,250
Tele-Communications Cl A                            900,000(b)          16,650,000
Time Warner                                         600,000             25,275,000
Turner Broadcasting Cl B                            700,000             21,525,000

Total                                                                  106,481,250
__________________________________________________________________________________
Metals (1.1%)
Alumax                                              400,000(b)          13,650,000
Freeport Copper Cl B                                500,000(b)          11,687,500
Ucar Intl                                           300,000(b)           8,250,000

Total                                                                   33,587,500
__________________________________________________________________________________
Multi-industry conglomerates (5.0%)
ALCO Standard                                       180,000(g)          14,490,000
ALCO Standard
  2.375% Cv Pfd                                     100,000              8,987,500
  6.50% Cv Pfd                                      129,250             10,469,250
Emerson Electric                                    360,000             25,695,000
General Electric                                  1,050,000             61,818,750

PAGE 78
Manpower                                            200,000              5,750,000
Olsten                                              380,000             13,775,000
Westinghouse Electric                               900,000             12,262,500

Total                                                                  153,248,000
__________________________________________________________________________________
Paper & packaging (0.8%)
Crown Cork & Seal                                   550,000(b,g)        24,750,000
__________________________________________________________________________________
Real Estate Investment Trust (2.8%)
Bay Apartment                                       150,000              3,131,250
Dean Witter                                         460,000(g)          23,460,000
Duke Realty                                         220,000              6,490,000
Equity Residential                                  130,000              3,835,000
First Industrial                                    140,000              2,782,500
Healthcare Property                                 150,000              4,856,250
Merry Land & Investment                             130,000              2,795,000
Nationwide Health                                   150,000              5,868,750
Oasis                                               140,000              3,167,500
Paragon                                             220,000              3,877,500
RFS Hotel                                           350,000              4,987,500
ROC Communities                                     250,000              5,531,250
Shurgard Storage Center                             150,000              3,637,500
Storage USA                                         100,000              2,937,500
Summit Properties                                   190,000              3,467,500
Weeks                                               200,000              5,100,000

Total                                                                   85,925,000
__________________________________________________________________________________
Restaurants & lodging (0.9%)
McDonalds                                           400,000             14,600,000
Wendy's Int'l                                       600,000             11,775,000

Total                                                                   26,375,000
__________________________________________________________________________________
Retail (2.3%)
CUC Int'l                                           840,000(b)          28,665,000
Home Depot                                          480,000             19,140,000
OfficeMax                                           300,000(b)           7,050,000
Pep Boys                                            500,000             13,750,000

Total                                                                   68,605,000
__________________________________________________________________________________
Utilities-electric (1.5%)
California Energy                                   500,000(b,g)        10,437,500
Cinergy                                             400,000             10,250,000
FPL Group                                           200,000              7,775,000
Northern States Power                               200,000              8,525,000
SCE                                                 600,000              9,975,000

Total                                                                   46,962,500
__________________________________________________________________________________
Utilities-gas (0.4%)
Enron                                               350,000             11,768,750
__________________________________________________________________________________
Utilities - telephone (2.5%)
Airtouch Communications                             570,000(b)          18,525,000
 Century Telephone                                  200,000              5,575,000
LIN Broadcasting                                    200,000(b)          25,700,000
MCI Communications                                  600,000             14,437,500
MFS Communications
  2.68% Cv Pfd                                      305,873             12,668,880

Total                                                                   76,906,380
__________________________________________________________________________________
Total common & preferred stocks
(Cost: $1,615,117,355)                                              $2,022,545,155
__________________________________________________________________________________

PAGE 79

Put options purchased (0.4%)
Issuer                   Number         Exercise        Expiration        Value(a)
                             of            price              date
                      contracts
S&P 500                   2,000            $ 540     December 1995    $ 1,225,000
                          2,000              545     December 1995      1,450,000
                          6,000              550     December 1995      4,875,000
                          2,000              555     December 1995      1,900,000
                          2,000              560     December 1995      2,300,000

Total put options purchased
(Cost:  $16,368,500)                                                  $11,750,000
__________________________________________________________________________________

Short-term securities (10.3%)
__________________________________________________________________________________
Issuer                                 Annualized        Amount           Value(a)
                                        yield on     payable at
                                         date of       maturity
                                        purchase
__________________________________________________________________________________
U.S. government agency (0.2%)
Federal Natl Mtge Assn Disc Notes
  09-05-95                                   5.68%   $5,000,000         $4,996,861
__________________________________________________________________________________
Commercial paper (10.1%)
ABN Amro North Amer Finance
  10-13-95                                   5.72     2,600,000          2,581,684
Amer General Finance
  09-12-95                                   5.76     6,500,000(e)       6,488,620
  09-13-95                                   5.76     8,700,000          8,683,383
Amgen
   10-13-95                                  5.78     6,300,000          6,257,811
Aon
  10-10-95                                   5.75     5,300,000          5,264,350
AT&T Capital
  10-23-95                                   5.75     7,000,000          6,939,350
AVCO Financial Services
  09-27-95                                   5.75     2,600,000          2,589,240
  10-26-95                                   5.78     8,400,000          8,324,021
Barclays U.S. Funding
  09-29-95                                   5.74     1,000,000            995,559
BBV Finance Delaware
  09-18-95                                   5.76     7,000,000          6,981,026
  11-15-95                                   5.82     6,500,000          6,419,862
Becton Dickinson Real Estate
  09-20-95                                   5.76     3,600,000          3,589,113
Bell Atlantic Network Funding
  09-28-95                                   5.75     3,500,000          3,485,038
CAFCO
  09-12-95                                   5.70     3,100,000          3,093,705
Cargill Financial
  09-05-95                                   5.75     3,500,000          3,497,783
CIT Group Holdings
  09-06-95                                   5.79     1,600,000          1,598,722
  09-29-95                                   5.79     4,600,000          4,579,428
Ciesco LP
  09-27-95                                   5.75     3,200,000          3,186,780
Commerzbank U.S. Finance
  09-15-95                                   5.75     5,800,000          5,787,076
  10-03-95                                   5.76     9,000,000          8,954,160
Consolidated Rail
  09-08-95                                   5.76    10,000,000(e)       9,988,839
CPC Intl
  09-25-95                                   5.95     7,400,000(e)       7,368,901
Credit Agricole USA
  10-16-95                                   5.77     5,700,000          5,656,854
Deutsche Bank Financial
  09-22-95                                   5.75     5,100,000          5,082,953
Dresdner U.S.
  09-06-95                                   5.83     6,000,000          5,994,637
Dun & Bradstreet
  10-31-95                                   5.74     7,800,000          7,722,815
PAGE 80
Gateway Fuel
  10-23-95                                   5.77     1,700,000          1,685,003
General Electric Capital Services
  10-10-95                                   5.79     4,500,000          4,471,920
Goldman Sachs Group
  09-12-95                                   5.75     3,700,000          3,693,533
Household Finance
  10-05-95                                   5.77     7,800,000          7,757,715
Lincoln Natl
  09-28-95                                   5.74     5,300,000(e)       5,277,382
Metlife Funding
  09-12-95                                   5.75     9,600,000          9,583,221
Mobil Australia Finance
   09-05-95                                  5.76     7,300,000(e)       7,295,344
  09-26-95                                   5.77     3,600,000          3,585,625
Natl Australia Funding
  09-19-95                                   5.77     4,100,000          4,088,223
Norfolk Southern
  09-18-95                                   5.96     8,447,000(e)       8,419,124
  11-08-95                                   5.73     5,000,000(e)       4,944,033
PACCAR Financial
  09-14-95                                   5.91     3,300,000          3,291,586
  11-29-95                                   5.75     4,700,000          4,631,733
Pitney Bowes Credit
  09-20-95                                   5.75     3,900,000          3,888,206
  10-03-95                                   5.77     3,400,000          3,382,652
  11-06-95                                   5.73     6,000,000          5,934,787
Reed Elsevier
  10-02-95                                   5.75     8,300,000          8,259,118
SAFECO
  09-25-95                                   5.75     4,800,000          4,779,352
  10-02-95                                   5.76     3,400,000          3,381,191
Sandoz
  09-21-95                                   5.75     4,000,000          3,987,333
  11-17-95                                   5.80     7,600,000          7,503,835
Southern California Gas
  10-11-95                                   5.76     6,200,000          6,160,527
Southwest Bell Capital
  09-05-95                                   5.75     5,000,000          4,996,822
  10-25-95                                   5.76     5,000,000(e)       4,957,175
Sysco
   09-08-95                                  5.74     9,000,000(e)       8,989,990
Toyota Motor Credit
  09-29-95                                   5.75     5,300,000          5,276,421
Transamerica Finance
  09-21-95                                   5.71     2,700,000          2,690,308
UBS Finance
  09-22-95                                   5.74     7,000,000          6,976,643
USAA Capital
  10-24-95                                   5.78     4,200,000          4,163,350
USL Capital
  09-07-95                                   5.75    12,800,000         12,787,797
  10-06-95                                   5.75       800,000            795,551

Total                                                                  308,747,210
__________________________________________________________________________________
Total short-term securities
(Cost: $313,791,185)                                                $  313,744,071
__________________________________________________________________________________
Total investments in securities
(Cost: $2,614,336,243)(m)                                           $3,042,488,703
__________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Foreign securities values are stated in U.S. dollars.  For debt securities, principal amounts are denominated in the currency indicated.
(d) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.  These securities have been determined to be liquid under guidelines established by the board of directors.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  These securities have been determined to be liquid under guidelines established by the board of directors.
(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquistion.
(g) Security is partially or fully on loan.  See Note 6 to the financial statements.
(h) For these securities, the interest rate disclosed represents the annualized effective yield on the date of acquistion to interest reset date shown in the maturity year column.

PAGE 81
(i) ELKS are equity-linked securities that are structured as an interest-bearing debt security of a brokerage firm and linked to the common stock of another company.  The terms of ELKS differ from those of ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the common stock the ELK is linked to.  The principal amount disclosed equals the current estimated future value of the amount to be received upon maturity.
(j) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off.  Interest is accrued at an effective yield.
(k) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1995.
(l) Pay-in-Kind securities are securities in which the issuer has the option to make interest payments in cash or in additional securities.  These securities issued as interest usually have the same terms, including maturity date, as the pay-in-Kind securities.
(m) At Aug. 31, 1995, the cost of securities for federal income tax purposes was $2,613,371,435 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.......................................      $  452,064,016
Unrealized depreciation.......................................         (22,946,748)
___________________________________________________________________________________
Unrealized appreciation.......................................      $  429,117,268
___________________________________________________________________________________

IN0786 J5

recycled paper with a minimum
of 10% post-consumer waste

S-6551 A (10/95)

PAGE 83
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue
                                         strip at the top
                                         of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described to
    annual report.                       the left of the text.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.